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                              EX-10.17
                              Lease with Amdahl Coporation

                                      LEASE

THIS LEASE, executed in duplicate as of the 14th day of September, 1973, between JOHN A. SOBRATO and SUSAN R. SOBRATO, as to an undivided forty-five percent (45%), and CARL E. BERG and MARY ANN BERG, as to an undivided forty-five percent (45%), and ANN S. RUSSO, as to an undivided ten percent (10%), interest in fee simple absolute, hereinafter called Lessor, and AMDAHL CORPORATION, a Delaware corporation, hereinafter called Lessee.

WlTNESSETH: that Lessor does hereby lease unto Lessee and Lessee does hereby hire and take from Lessor those certain premises situate in the City of Sunnyvale, County of Santa Clara, State of California, and described as follows, to wit: that property which is preliminarily shown as Site I on Parcel 1 of the map attached hereto as Exhibit "A, " and made a part hereof, the precise legal description of said premises to be attached hereto as part of Exhibit "A" within sixty (60) days of the date hereof, said legal description to be satisfactory to Lessee, together with the improvements consisting of four (4) buildings with an aggregate of approximately two hundred thousand (200,000) enclosed, gross square feet which are to he constructed on the premises by Lessor's contractors in accordance with the specifications and requirements ("Plans") prepared by Lessee and approved by Lessor, which Plans are attached hereto as Exhibit "B," and made a part hereof.

This lease shall not become effective and the lease term shall not commence unless and until the four (4) buildings, consisting of approximately two hundred thousand (200,000) enclosed, gross square feet, are Fully Complete and Ready for Occupancy . If such buildings are not Fully Complete and Ready for Occupancy by July 1, 1974 (extended by the length of a delay, if any, directly caused by strikes, acts of God or by any other cause which is both beyond the reasonable control of Lessor and not now reasonably foreseeable by Lessor), Lessee, at its option, shall have no obligation to become bound under this lease. Lessee shall also have the right to cancel this lease if the landscaping relating to Site I or any remaining work on the building exteriors is not completed in accordance with all of the applicable Plans within sixty (60) days after such, buildings are Fully Complete and Ready for Occupancy or if the required attachment to Exhibit "A" hereto has not been attached within the time prescribed herein. "Fully Complete and Ready for Occupancy" shall mean that all necessary governmental approvals, permits, consents and certificates have been obtained by or for Lessor for the lawful construction, and occupancy by Lessee, of said premises and improvements, all of the building interiors fully meet all of the applicable Plans, all of the building exteriors substantially meet the applicable Plans, including paved parking areas, and said building interiors are in "broomclean" finished condition.

The term shall be for twenty (20) years, subject to the renewal options set forth in Paragraph 34 hereof. Unless Lessee has theretofore elected not to become bound under this lease, as provided hereinabove, the term shall commence when the four (4) buildings are Fully Complete and Ready for Occupancy, subject to cancellation as set forth above, but shall not commence in any event earlier than April 1, 1974, unless Amdahl, at its option, elects to take early possession of all or part of Site I in which event rent shall be prorated on the basis of space occupied for the time of such early possession. Rental shall be payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor without deduction, setoff or demand at 2775 Middlefield Road, Palo Alto, California 94303, or such place or places as may be designated in writing from time to time by Lessor, in advance, in installments as follows: The rental shall be forty-eight thousand five hundred dollars ($48,500.00) per month payable on the 1st day of each calendar month throughout the term of this lease (subject to the increases at ten (10) year intervals provided for in Paragraph 35 hereof), said amount being subject to finalization by Lessor and Lessee, which finalization shall, in all probability, result in an increase or decrease based upon Lessor's actual "Costs" of the premises and improvements.

It is further mutually agreed between the parties as follows: 1. SECURITY DEPOSIT. Lessee shall deposit with Lessor, concurrent with the commencement of construction (i.e., "ground breaking") of the improvements called for by this lease, a security deposit in the amount of seventy thousand dollars ($70,000.00), for the full and faithful performance of each and every term, covenant and condition of this lease. In the event Lessee has performed all the terms, covenants and conditions of this lease throughout the term, upon Lessee vacating the premises, said security deposit shall be returned to Lessee after first deducting any sums owing to Lessor. If Lessee elects not to become bound under this lease, or cancels this lease, as provided hereinabove, said sum shall likewise be returned. If this lease be otherwise terminated for reason other than default by Lessee, said sum shall likewise be returned. Said sum shall also be immediately returned concurrent with Lessee reporting an audited pre-tax profit of two million dollars ($2,000,000.00) for any fiscal year.

2.  USE AND  POSSESSION.  The  premises  and  improvements  are to be  used  for administrative offices, engineering, research, development, assembly of computer-oriented electronic equipment and other related legal uses, and no other purpose. If Lessee with Lessor's consent takes possession prior to the commencement of the said term, Lessee shall do so subject to all the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the said term at the same monthly rate as that prescribed for the first month of the said term. Any such early taking of possession shall not be deemed a formal acceptance of the premises and/or improvements as being Fully Complete and Ready for Occupancy and shall not be deemed a waiver of any of Lessee's rights hereunder.

3. HOLDING OVER. If Lessee holds possession hereunder after the expiration of the term of this lease with consent of Lessor, Lessee shall become a tenant from month to month upon all of the terms and conditions herein specified.

4. ENTRY BY LESSOR. Lessor and the agents and employees of Lessor shall have the right to enter upon said premises at all reasonable times to inspect the same to see that no damage has been or is done and to protect any and all rights of Lessor and to post such reasonable notices as Lessor may desire to protect the rights of the Lessor. Lessor may for a period commencing ninety (90) days prior to the end of the lease term, or any extension thereof, have reasonable access to the premises for the purpose of exhibiting the same to prospective tenants and may place upon said premises any usual or ordinary "for sale" or "to !ease" signs. 5. CONDITION AND REPAIRS. Lessee shall at Lessee's sole cost and expense, maintain, repair and keep the interior and exterior of the premises, including the roof and all structural components, and each and every part thereof and all appurtenances thereto (including, without limitation, sidewalks fronting thereon, wiring, plumbing, sewage system, heating and air cooling installations, glazing and skylights, in or bordering the premises and any store front), in good condition and repair during the term of this lease, damage thereto by earthquake, act of God or the elements alone excepted. In the event Lessee should fail to start the repairs required of Lessee forthwith upon thirty (30) days written notice by Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same and Lessee agrees to repay Lessor as additional rent the cost as part of the rental payable on the next day upon which rent becomes due. Lessee agrees upon the expiration of the term of this lease or sooner termination to surrender the premises in the same condition as received, ordinary wear and tear and damage by earthquake, act of God or the elements alone excepted. In the event that any alterations, repairs or acts of any kind shall be required to be done by reason of Lessee's occupancy in connection with the premises or any part thereof under the provisions of any law, ordinance or rule now in force or hereafter enacted by municipal, state or national authority, the same shall be made at the cost and expense of Lessee. Lessee shall maintain the landscaping. Except as otherwise provided, all repairs, alterations and improvements that may be required under this lease shall be done at the cost and expense of Lessee and with respect to structural or mechanical systems only with the written consent of Lessor first obtained by Lessee.

Lessee agrees that if Lessee shall make any repairs, alterations or improvements, excepting routine or emergency repairs, Lessee will not take such action until two (2) days after receipt by it of the written consent of Lessor required by this paragraph. Lessee will at all times permit any notices, including notices of non-responsibility, to be posted and to remain posted until the completion and acceptance of such work.

6. WASTE AND ALTERATIONS. Lessee shall not commit, or permit to be committed, any waste upon the said premises. Lessee shall obtain Lessor's written consent, which consent shall not be unreasonably withheld, for any alteration costing more than five thousand dollars ($5,000.00). Lessor hereby gives his consent to the installation and removal, upon termination, of computer flooring paid for by Lessee.

Upon termination of the lease, Lessee may remove its property so long as premises are restored to original condition at Lessee's expense. Except as otherwise provided herein, any property that is installed by Lessee after Lessee takes possession, which has become an integral part of the building, shall at Lessor's option become its property. In the event of any subsequent additions or alterations, Lessee agrees to restore to original condition as existed when Lessee first occupied upon written request of Lessor.

7. ABANDONMENT. Lessee shall not vacate or abandon the premises at any time during the term, and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged by Lessor.

8. ASSIGNMENT AND SUBLETTING. Lessee may assign or sublet all or part of the premises without Lessor's consent in connection with a merger, consolidation or sale of substantially all its assets, so long as the assignee or sublessee is a party with a net worth equal to or better than five million dollars ($5,000,000.00) .

With respect to any other sublease or assignment, Lessee shall obtain Lessor's consent, which consent shall not be unreasonably withheld.

9. INDEMNIFICATION OF LESSOR. Lessee shall, during the term of this lease, indemnify and save harmless Lessor from any and all loss, damage, claims of damage, demands, obligations, cause or causes of action, or liabilities of any kind or nature (including reasonable costs of attorneys' fees if Lessor is made a party to any action to which Lessee's indemnity runs hereunder), by reason of injury or death of any person or persons or damage to any property of any kind and to whomsoever belonging, .including injury or death to the person or damage to the property of Lessee, Lessee's officers, directors, employees, agents, subtenants and assignees, concessionaires and licensees, and any other person, firm or corporation, selling merchandise or services upon or from the demised premises, or any part thereof, from any cause or causes whatsoever, except for damage or injury occasioned by the intentional or negligent acts or omissions of Lessor or his agents.

10. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver (except a receiver mentioned in paragraph 12 hereof) to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this lease by Lessee. Upon the happening of any such event, subject to the applicable grace periods set forth in paragraph 11 hereof, this lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee.

11. DEFAULT. Any of the following events shall constitute a default of this lease:

      (a) Use of the premises for any purpose other than as authorized in this lease;

      (b) Failure to pay rent or any other sums due to Lessor upon the date when said payment is due, said failure continuing for a period of ten (10) days after written notice of default;

      (c) Abandonment or vacation by tenant from the premises;

      (d) Except for a merger,  consolidation or a sale of substantially  all of
      Lessee's  assets,   assignment  without  the  Lessor'  s  consent  whether
      voluntary or involuntary;

      (e) A general assignment by Lessee for the benefit of creditors; (f) The filing of a voluntary petition in bankruptcy by Lessee or the filing of an involuntary petition by Lessee's creditors, said petition remaining undischarged for a period of thirty (30) days;

      (g) The appointment of a receiver to take possession of substantially all of Lessee's assets or of the leased premises, said receivership remaining undissolved for a period of thirty (30) days;

      (h) Attachment, execution or other judicial seizure of substantially all of Lessee's assets or the leased premises, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty
      (30) days after the levy thereof;

      (i) Failure to commence repairs, required to be made by Lessee hereunder, within thirty (30) days after written notice thereof from Lessor to Lessee;

      (j) Failure to perform any of Lessee's covenants hereunder, except those listed in items (a) through (i) above, said failure continuing for thirty
      (30) days after written notice thereof from Lessor to Lessee.

In the event of a default, and in addition to all other rights and remedies Lessor may have at law, Lessor shall have the option to do any or all of the following:

      A. REENTRY. Immediately reenter and remove all persons and property from the premises, storing said personal property in a public warehouse or elsewhere at the cost of and for the account of Lessee. No such reentry or taking of possession of the premises by Lessor shall be construed as an election on his part to terminate this lease, unless a written notice of such intention is given by the Lessor to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

      B. WITHOUT TERMINATION OF THE LEASE PURSUE THE REMEDY PROVIDED BY THIS LEASE AND CIVIL CODE SECTION 1951.4. Without termination of the lease, collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or to enforce by suit or otherwise, any other term or provision hereof on the part of Lessee required to be kept or performed, it being specifically agreed that all unpaid installments of rent or other sums shall bear interest at the highest legal rate from the due date thereof until paid.

      Without terminating the lease, Lessor may relet the premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor in his sole discretion may deem advisable with the right to make alterations and repairs to said premises necessary for reletting. Upon such reletting,(i) Lessee be immediately liable to pay to Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expense of such reletting, including reasonable attorneys' fees and real estate commissions, and the reasonable cost of such alteration and repairs incurred by Lessor, and the amount, if any, by which the rent reserved in this lease for the period of such reletting (up to but not beyond the term of the lease) exceeds the amount agreed to be paid as rent by new Lessee for the demised premises for such period on such reletting, or (ii) at the option of Lessor, rent received by Lessor for such reletting shall be applied first to payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to payment of any costs and expenses of such reletting and of such alteration and repair; third, to payment of rent due and unpaid hereunder; and, the residue, if any, shall be held by Lessor and applied in payment of future rent as may become due and payable hereunder. If Lessee has been credited with any rent to be received for reletting under Option (i), and such rent shall not be promptly paid to Lessor by new Lessee, or if such rentals received from such reletting under Option (ii) during any month be less than paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

      PROVIDED, HOWEVER, that if the Lessor does not relet said premises himself, then Lessee may sublet or assign his interest in the lease, or both, pursuant to paragraph 8 hereunder.

      Any reasonable expenses incurred for renovation and alteration of the premises in order to put said premises in condition for occupancy by the assignee or sublessee of Lessee, shall be borne by Lessee.

      C. TERMINATION OF THE LEASE PURSUANT TO SECTION 1951.2 OF THE CIVIL CODE. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease for any such previous breach. Should Lessor at any time terminate this lease for any breach, in addition to any other remedy he may have, he may recover from Lessee, at the time of award, any and all of the following damages:

           (i) All unpaid rent up to the time of termination, plus interest thereon at the legal rate.

           (ii) Between the date of termination and the date of award, the difference between the unpaid rent and the amount of such rental loss that the Lessee proves Lessor could reasonably have avoided, plus interest thereon at the legal rate.

           (iii) The discounted present value of the difference between the unpaid rent for the balance of the term after the award and the amount of such rental loss the Lessee proves the Lessor could have reasonably avoided. The discount rate shall be the prime interest rate of the Federal Reserve Bank of San Francisco, plus one percent (1%).

      All of these amounts shall be immediately due and payable at date of award, from the Lessee to Lessor.

      In addition to the amounts recovered for damages for loss of past and future rents, Lessor shall be entitled to recover reasonable expenses in retaking the property, in making repairs Lessee was obligated to make, in preparing the property for reletting, and in reletting the property, and other such damages as necessary to compensate Lessor for all the detriment caused by Lessee, including, but not limited to, breaches of specific covenants of the lease such as the promise to maintain and the promise to restore the premises on termination.

12. RECEIVERSHIP. If a receiver be appointed at the instance of Lessor in any action against Lessee to take possession of said premises and/or to collect the rents or profits derived therefrom, the receiver may, if it be necessary or convenient in order to collect such rents and profits, conduct the business of Lessee then being carried on in said premises and may take possession of any personal property belonging to Lessee and used in the conduct of such business, and may use the same in conducting such business on the premises without compensation to Lessee for such use. Neither the application for the appointment of such receiver, nor the appointment of such a receiver, shall be construed as an election on Lessor's part to terminate this lease unless a written notice of such intention is given to Lessee by Lessor.

13. SURRENDER OF LEASE. The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subleases or subtenancies.

14. LITIGATION EXPENSES. If either party shall bring an action against the other by reason of the breach of any covenant, warranty or condition hereof, or otherwise arising out of this lease, whether for declaratory or other relief, the prevailing party in such suit shall be entitled to its costs of suit and reasonable attorney fees, which shall be payable whether or not such action is prosecuted to judgment. Prevailing party within the meaning of this paragraph shall include, without limitation, a party who brings an action against the other after the other's default, ii such action is dismissed upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or if the plaintiff or cross-complainant obtains substantially the relief sought by it in the action.

15. UTILITIES. Lessee shall pay for all the water, sewage, fuel, gas, oil, heat, electricity, telephone, janitorial, landscape maintenance and all other materials and services which may be furnished to or used in or about said premises during the term of this lease.

16. LIENS. Lessee shall keep the premises and building of which the premises are a part free and clear of any liens and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee. In the event any lien is filed, Lessee shall do all acts necessary to discharge any lien within thirty
(30) days of filing, or if Lessee desires to contest any lien, then Lessee shall deposit with Lessor one and one-half (1-1/2) times the amount of said lien as security for the payment of said lien claim.

17. TAXATION. In addition to all other payments herein provided to be made by Lessee and as additional rental hereunder, Lessee agrees to pay at least twenty
(20) days before delinquency all real property taxes and special assessments which have become or may become a lien upon the demised premises (or are otherwise imposed or assessed on the demised premises) or any portion thereof or upon improvements thereon or improvements added thereto during the term of this lease. If Lessee fails to pay such taxes and/or assessments, in addition to all other remedies Lessor has herein, Lessor shall have the right to pay any or all of such taxes and/or assessments and to recover reimbursement therefor from Lessee. Taxes and assessments for the year in which this lease commences and for the year in which it terminates shall be equitably prorated. Lessee shall have the right to contest any assessment or tax, and in the event that Lessee decides to attempt such contest, Lessor shall provide documents that are reasonably necessary to that end . Lessee shall be liable for all taxes levied against personal property, inventory and trade fixtures.

18. USES PROHIBITED. Lessee shall not use, or permit said premises, or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises may be located, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about said premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at Lessee's sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

19. INSURANCE. Lessee shall maintain comprehensive public liability, plate glass and property damage insurance to protect against any liability to the public, or to any employee, agent or invitee of Lessee or Lessor, incident to the use of or resulting from any accident occurring in or about the premises, with limits of liability of not less than one million dollars ($1,000,000.00) for injury to one person, two million dollars ($2,000,000.00) for injury to two or more persons, and five hundred thousand dollars ($500,000.00) for property damage. All policies of insurance provided for herein shall:

the State of California, and rated "AAA" or better in Best's Insurance Reports, or as specifically otherwise accepted by Lessor by written consent:

(b) Be written as primary policies of insurance and not contributing with or in excess of any coverage which Lessor may carry, and cover, insure and name Lessor as an additional assured;

(c) Contain an endorsement requiring thirty (30) days' written notice to Lessor prior to cancellation or any change in coverage.

During the term of this lease, Lessee, at its expense, shall maintain in force insurance against loss or damage by fire to the improvements located upon the leased premises in the initial amount of four million seven hundred fifty thousand dollars ($4,750,000.00), with extended and vandalism coverage and special extended perils ("all risk"), which amount may be increased in future years based upon possible bona fide appraised increases in replacement cost. However, Lessee need not purchase insurance covering damage due to earthquake.

Such insurance shall be procured from a responsible insurance company or companies authorized to do business in California, and in form reasonably satisfactory to Lessor or any encumbrancer, as their respective interest may appear, and the policies evidencing such insurance may be endorsed with a mortgagee's loss payable endorsement in standard form and shall be delivered to Lessor (and kept by Lessor or encumbrancer), and renewals thereof shall be delivered by Lessee to Lessor at least thirty (30) days prior to their respective expiration dates and shall be kept by Lessor or any encumbrancer. Lessor shall be named as additional insured on said policies which shall provide that Lessor be given thirty (30) days' notice of any nonpayment of premium or cancellation.

20. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to Lessee's occupancy in connection with the premises.

21. EFFECTS OF CONVEYANCE. If Lessor is not in default of any of his obligations hereunder, the term "Lessor" as used in this lease means only the owner for the time being of the land and buildings containing the premises, so that, in the event of any sale of said land and buildings, or in the event of a lease of said buildings, the Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser of any such sale or the Lessee of the buildings, that the purchaser or Lessee of the buildings has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this lease on the part of Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale or the Lessee of the buildings, and thereupon the Lessor shall be discharged from any further liability in reference thereto, if Lessor is not in default of any of his obligations hereunder.

22. ADVERTISEMENTS AND SIGNS. Lessee shall not inscribe, paint or affix any signs, advertisements, placecards or awnings on the exterior or roof of the premises or upon the entrance doors, windows, or the sidewalk on or adjacent to the premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent. Any signs so placed on the premises shall be so placed upon the understanding and agreement that Lessee will remove same at expiration or termination of this lease and will repair any damage or injury to the premises caused thereby, and if not so removed by Lessee, then Lessor may remove it at Lessee's expense .

23. DESTRUCTION OF PREMISES. If any of the buildings on the premises are damaged or destroyed by fire, earthquake, act of God, the elements or as the result of faulty construction or design, Lessee shall give immediate notice thereof to Lessor and the monthly rent due hereunder shall be immediately reduced by an amount equal to the amount of rent per square foot to be paid hereunder multiplied by the number of unusable square feet of floor space. If Lessor has not repaired the damage within one hundred twenty (120) days, either party may terminate this lease.

24. CONDEMNATION. The word "condemnation" or "condemned" as used in this lease shall mean the exercise of, or intent to exercise, the power of eminent domain expressed by the condemnor in any writing as well as by the filing of any action or proceeding for such purpose, by any entity having the right of power of eminent domain, and shall include a voluntary sale by Lessor to any such entity, either under threat of condemnation or while condemnation proceedings are pending and "condemnation" shall occur upon the actual physical taking of possession by the condemnor. In the event the demised premises or any part thereof are condemned, this lease shall terminate, and Lessor shall be entitled to and shall receive the total amount of any award made with respect thereto, regardless of whether the award is based on a single award or a separate award as between Lessor and Lessee, and, if and to the extent that any such award or awards shall be made to Lessee or to any person, firm or corporation claiming through or under Lessee, Lessee hereby irrevocably assigns to Lessor all of it's right, title and interest in and to any and all such awards. No portion of any such award or awards shall be paid to Lessee for any so-called bonus or excess value of this lease by reason of the relationship between the rental payable under this lease and the fair rental for the demised premises at the time of condemnation. The foregoing notwithstanding, Lessor shall turn over to Lessee that portion of any such award received by Lessor hereunder which is attributable to Lessee's fixtures and equipment which are condemned as part of the real property but which Lessee would otherwise be entitled to remove, and the appraisal of the court, or the condemning entity if the condemnation is not determined by a court, of the amount of any such award allocable to such items shall be conclusive. If total award be fixed by negotiation and be greater than the condemning entity's appraisal, the portion attributable to Lessee's fixtures and equipment aforesaid shall be the same proportion of the actual award as said fixtures and equipment were of the entity's appraisal.

25. WAIVER. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

26. SUBORDINATION. The right of Lessee under this lease shall he and they are subject and subordinate at all times to a lien of a first deed of trust not to exceed five million dollars ($5,000,000.00) now or ever in force against the property of Lessor's leasehold estate and to all advances made or hereafter to be made upon the security thereof, and Lessee shall execute such further instruments subordinating this lease to the lien or liens of any such first deed of trust not to exceed five million dollars ($5,000,000.00) as shall be requested by Lessor. Lessee hereby irrevocably appoints Lessor as attorney in fact for Lessee with full power and authority to execute and deliver in the name of Lessee any such instrument or instruments if Lessee unreasonably refuses to execute and deliver such instrument or instruments.

27. NOTICES. All notices to be given hereunder shall be in writing.

28. SUCCESSORS AND ASSIGNS, The covenants and agreements contained in this lease shall be binding upon the parties hereto and upon their respective heirs, executors, administrators, successors and assigns, and all of the parties hereto shall be jointly and severally liable hereunder.

29. REMEDIES CUMULATIVE. The remedies available to Lessor under the terms of this agreement and in law or equity shall be cumulative and the exercise of one remedy shall not constitute an election of remedies.

30 TIME. Time is of the essence of this lease.

31. CAPTIONS. The captions in this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

32. SPECIAL MAINTENANCE. Lessee shall provide maintenance at least bimonthly to all air conditioning and heating equipment and repair or replace any equipment when required, including the cost of labor, when not covered by existing warranties. Lessee to supply Lessor with a copy of maintenance agreement contract with a licensed air conditioning service contractor or provide preventative maintenance in accordance with accepted industry practice.

33. FLOOR TILE. Lessee to replace floor tile to Lessor's satisfaction in the event tile is not in the same condition at the expiration of this lease as when first received, exclusive of normal wear and tear.

34. RENEWAL OPTIONS. Lessee shall have an option to renew this lease for an unlimited number of five (5) year terms, commencing on the expiration of the original term, by giving notice to Lessor at least ninety (90) prior to the expiration of the unexpired term of Lessee election to exercise this option to renew. The extended term shall be upon all the terms and conditions set forth herein, including, but not limited to, Paragraph 35 hereof.

35. RENTAL INCREASES. The monthly rental provided for herein will increase by fifteen percent (15%) of the initial monthly rental at the end of each ten (10) year period during which this lease remains in force and effect .

36. SUBROGATION. Lessee shall be subrogated to any rights which Lessor may have against any contractor, subcontractor, equipment manufacturer or supplier.

IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and year first above written.

AMDAHL CORPORATION

By /s/ Ralph Rodriquez
Its Executive Vice President

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato
SUSAN R. SOBRATO

/s/ Carl E. Berg
CARL E. BERG

/s/ Mary Ann Berg
MARY ANN BERG

/s/ Ann S. Russo
ANN S. RUSSO

Exhibit "A"
[graphic]

                                      LEASE
THIS LEASE, executed in duplicate as of the 15th day of July, 1974, between JOHN
A. SOBRATO and SUSAN R. SOBRATO, as to an undivided forty-five percent (45%), and CARL E. BERG and MARY ANN BERG, as to an undivided forty-five percent (45%), and ANN S. RUSSO, as to an undivided ten percent (10%), interest in fee simple absolute, hereinafter called Lessor, and AMDAHL CORPORATION, a Delaware corporation, hereinafter called Lessee. WITNESSETH: that Lessor does hereby lease unto Lessee and Lessee does hereby hire and take from Lessor those certain premises situated in the City of Sunnyvale, County of Santa Clara, State of California, and described as follows, to wit: that property which is shown as Phase II on the map attached hereto as Exhibit "A", and made a part hereof, the precise legal description of said premises including ingress and egress easements to be attached hereto as part of Exhibit "A" within sixty (60) days of the date hereof, said legal description to be first approved by Lessee, together with the improvements consisting of a one-story industrial building with at least sixty thousand (60,000)enclosed, gross square feet which is to be constructed on the premises by independent contractors under supervision of Lessor and Lessee and in accordance with the plans and specifications ("Plans") to be prepared by Lessor. Such Plans are subject to the reasonable approval of Lessee and will be attached hereto as Exhibit "B", at such time, and made a part hereof. Lessor and Lessee shall have the right to approve all contractors, subcontractors and material men, and Lessor and Lessee shall have the right to approve all expenses relating to construction of said improvements before Lessor has contracted for same.

This lease shall not become effective and the lease term shall not commence unless and until the one-story building, consisting of at least sixty thousand (60,000) enclosed, gross square feet, is Fully Complete and Ready for Occupancy. If such building is not Fully Complete and Ready for Occupancy by February 1, 1977 (extended by the length of a delay, if any, directly caused by strikes, acts of God or by any other cause which is both beyond the reasonable control of Lessor and not now reasonably foreseeable by Lessor), Lessee, at its option, shall have no obligation to become bound under this lease. Lessee shall also have the right to cancel this lease if the landscaping relating to Phase II or any remaining work on the building exterior is not completed in accordance with all of the applicable Plans within sixty (60) days after such building is Fully Complete and Ready for Occupancy or if the required attachment to Exhibit "A" hereto has not been attached within the time prescribed herein. "Fully Complete and Ready for Occupancy" shall mean that all necessary governmental approvals, permits, consents and certificates have been obtained by or for Lessor for the lawful construction by Lessor, and occupancy by Lessee. of said premises and improvements, all of the building interior fully meets all of the applicable Plans, all of the building exterior substantially meets the applicable Plans, including paved parking areas, and said building interior is in "broom clean" finished condition. Notwithstanding anything t: the contrary herein, Lessor shall not be responsible to repair any defect in the design or construction of the building and any other improvements constructed by Lessor as provided herein, except that Lessor shall be responsible to enforce any customary or expressed warranties from the general contractor, subcontractors, material or equipment supplier, architect and engineer. The term shall be for seventeen years (17) and six months (6), subject to the renewal options set forth in Paragraph 33 hereof. Unless Lessee has theretofore elected not to become bound under this lease, as provided hereinabove, the term shall commence when the building is Fully Complete and Ready for Occupancy, subject to cancellation as set forth above, but shall not commence in any event earlier than January 1, 1977, unless Amdahl, at its option, elects to take early possession of all or part of Phase II in which event, rent shall be prorated on the basis of space occupied for the time of such early possession. Rental shall be payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor without deduction, setoff or demand at 2775 Middlefield Road, Palo Alto, California 94306, or such place or places as may be designated in writing from time to time by Lessor, in advance' in installments as follows: The rental shall be nineteen thousand dollars ($19,000.00) per month payable on the 1st day of each calendar month throughout the term of this lease (subject to the increases at five (5) year intervals provided for in Paragraph 34 hereof).

It is further mutually agreed between the parties as follows:

1. SECURITY DEPOSIT. Lessee has deposited with Lessor, a security deposit in the amount of nineteen thousand dollars ($19,000.00). In the event Lessor has performed all the terms, covenants and conditions of this lease, the nineteen thousand dollars ($19,000.00) shall be applied as first month's rental. 2. USE AND POSSESSION. The premises and improvements are to be used for administrative offices, engineering, research, development, assembly of computer-oriented electronic equipment and any other legal uses, and no other purpose. If Lessee with Lessor's consent takes possession prior to the commencement of the said term, Lessee shall do so subject to all the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the said term at the same monthly rate as that prescribed for the first month of the said term, subject to proration as provided in the WITNESSETH. Any such early taking of possession shall not be deemed a formal acceptance of the premises and/or improvements as being Fully Complete and Ready for Occupancy and shall not be deemed a waiver of any of Lessee's rights hereunder.

3. HOLDING OVER. If Lessee holds possession hereunder after the expiration of the term of this lease with consent of Lessor, Lessee shall become a tenant from month to month upon all of the terms and conditions herein specified.

4. ENTRY BY LESSOR. Lessor and the agents and employees of Lessor shall have the right to enter upon said premises at all reasonable times to inspect the same to see that no damage has been or is done and to protect any and all rights of Lessor and to post such reasonable notices as Lessor may desire to protect the rights of the Lessor. Lessor may for a period commencing ninety (90) days prior to the end of the lease term, or any extension thereof, have reasonable access to the premises for the purpose of exhibiting the same to prospective tenants and may place upon said premises any usual or ordinary "for sale" or "to lease" signs.

5. CONDITION AND REPAIRS. Subject to the WITNESSETH hereinbefore provided, Lessee shall at Lessee's sole cost and expense, maintain, repair and keep the interior and exterior of the premises, including the roof and all structural components, and each and every part thereof and all appurtenances thereto
(including, without limitation, sidewalks fronting thereon, wiring, plumbing, sewage system, heating and air cooling installations, glazing and skylights, in or bordering the premises and any store front), in good condition and repair during the term of this lease; damage thereto by earthquake, act of God or the elements alone excepted. In the event Lessee should fail to start the repairs required of Lessee forthwith upon thirty (30) days written notice by Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same and Lessee agrees to repay Lessor as additional rent the cost as part of the rental payable on the next day upon which rent becomes due. Lessee agrees upon the expiration of the term of this lease or sooner termination to surrender the premises in the same condition as received; ordinary wear and tear and damage by earthquake, act of God or the elements alone excepted. In the event that any alterations, repairs or acts of any kind shall be required to be done by reason of Lessee's occupancy in connection with the premises or any part thereof under the provisions of any law, ordinance or rule now in force or hereafter enacted by municipal, state or national authority, the same shall be made at the cost and expense of Lessee. Lessee shall maintain the landscaping. All vinyl wall surfaces are to be maintained in as good a condition as when Lessee took possession free of holes, gouges, or defacements. Lessee to limit attachments to vinyl wall surfaces exclusively to V-joints with no larger than #6 screws.

All repairs, alterations and improvements that may be required under this Paragraph 5 shall be done at the cost and expense of Lessee. Lessee will at all times permit any proper notices, including proper notices of non-responsibility, to be posted and to remain posted until the completion and acceptance of such work.

6. WASTE AND ALTERATIONS. Lessee shall not commit, or permit to be committed, any waste upon the said premises. Lessee shall obtain Lessor's written consent, which consent shall not be unreasonably withheld, for any alteration or repair costing more than five thousand dollars ($5,000.00), and no work shall commence until two days after Lessee receives Lessor's written consent. Lessor hereby gives his consent to the installation and removal, upon termination, of computer flooring paid for by Lessee.

Upon termination of the lease, Lessee may remove its property and Lessee shall restore the premises to original condition at Lessee's expense. Except as otherwise provided herein, any property that is installed by Lessee after Lessee takes possession, which has become an integral part of the building, shall, if agreed by Landlord and Tenant, become Landlord's property. In the event of any subsequent additions or alterations, Lessee agrees to restore to original condition as existed when Lessee first occupied upon written request of Lessor.

7. ABANDONMENT. Lessee shall not vacate or abandon the premises at any time during the term, and if Lessee shall abandon. vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, subject to applicable provisions of law, at the option of Lessor, except such property as may be mortgaged by Lessor.

8. ASSIGNMENT AND SUBLETTING. Lessee may assign or sublet all or part of the premises without Lessor's consent to a parent, subsidiary, affiliate or in connection with a merger, consolidation or sale of substantially all of its assets.

With respect to any other sublease or assignment, Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained, and a consent to one assignment, subletting occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease, providing Lessor has not unreasonably withheld such consent. With respect to any other sublease or assignment except as provided in the first paragraph of this paragraph 8, of this Lease. this Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor, which shall not be reasonably withheld. With respect to any other sublease or assignment except as provided in the first paragraph of this paragraph 8, of this Lease, if Lessee desires to assign its rights under this Lease or to sublet all or a portion of the premises, Lessee shall first notify Lessor of the proposed terms and conditions of such assignment or subletting; and Lessor shall have the right of first refusal to enter into a direct lessor-lessee relationship with such party under such proposed terms and conditions, in which event Lessee shall be relieved of its obligations hereunder to the extent of the lessor-lessee relationship entered into between Lessor and such third party; provided that Lessor shall not have the above right of first refusal if the term of the proposed assignment or sublease including options to extend is for a term not in excess of five (5) years.

9. INDEMNIFICATION OF LESSOR. Lessee shall, during the term of this lease, save harmless Lessor from any and all loss, damage, claims of damage, demands, obligations, cause or causes of action, or liabilities of any kind or nature (including reasonable costs of attorneys' fees if Lessor is made a party to any action to which Lessee's indemnity runs hereunder), by reason of injury or death of any person or persons or damage to any property of any kind and to whomsoever belonging, occurring on the premises if caused by Lessee, Lessee's officers, directors, employees, agents, subtenants and assignees, concessionaires and licensees, except that Lessor shall be liable to Lessee for damages resulting from the acts or willful omissions of Lessor or its employees or agents. Lessor shall hold Lessee harmless from all damages arising out of any such damage. A party's obligation under this Paragraph 9 to hold the other party harmless shall be limited to any excess sum over insurance proceeds, if any, received by the party being indemnified, including, without limitation, all attorneys' fees and other litigation costs and indemnified expenses incurred by the person.

10. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver (except a receiver mentioned in Paragraph 12 hereof) to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this lease by Lessee. Upon the happening of any such event, subject to the applicable grace periods set forth in Paragraph 11 hereof, this lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee.

11. DEFAULT. Any of the following events shall constitute a default of this lease:

      (a) Use of the premises for any purpose other than as authorized in this lease;

      (b) Failure to pay rent or any other sums due to Lessor upon the date when said payment is due, said failure continuing for a period of ten (10) days after written notice of default;

      (c) Abandonment or vacation by tenant from the premises;

      (d) Except for a merger, consolidation or a sale of substantially all of Lessee's assets, assignment without the Lessor's consent whether voluntary or involuntary;

      (e) A general assignment by Lessee for the benefit of creditors; (f) The filing of voluntary petition in bankruptcy by Lessee or the filing of an involuntary petition by Lessee's creditors, said petition remaining undischarged for a period of thirty (30) days;

      (g) The appointment of a receiver to take possession of substantially all of Lessee's assets or of the leased premises, said receivership remaining undissolved for a period of thirty (30) days;

      (h) Attachment, execution or other judicial seizure of substantially all of Lessee's assets or the leased premises, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty
      (30) days after the levy thereof;

      (i) Failure to commence repairs, required to be made by Lessee hereunder, within thirty (30) days after written notice thereof from Lessor to Lessee;

      (j) Failure to perform any of Lessee's covenants hereunder, except those listed in items (a) through (i) above, said failure continuing for thirty
      (30) days after written notice thereof from Lessor to Lessee.

In the event of a default, and in addition to all other rights and remedies Lessor may have at law, Lessor shall have the option to do any or all of the following:

      A. REENTRY. Immediately reenter and remove all persons and property from the premises, storing said personal property in a public warehouse or elsewhere at the cost of and for the account of Lessee. No such reentry or taking of possession of the premises by Lessor shall be construed as an election on his part to terminate this lease, unless a written notice of such intention is given by the Lessor to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

      B. WITHOUT TERMINATION OF THE LEASE PURSUE THE REMEDY PROVIDED BY THIS LEASE AND CIVIL CODE SECTION 1951.4. Without termination of the lease, collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or to enforce by suit or otherwise, any other term or provision hereof on the part of Lessee required to be kept or performed, it being specifically agreed that all unpaid installments of rent or other sums shall bear interest at the highest legal rate from the due date thereof until paid.

      Without terminating the lease, Lessor shall relet the premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor in his reasonable discretion may deem advisable with the right to make alterations and repairs to said premises necessary for reletting. Upon such reletting, (i) Lessee is immediately liable to pay to Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expense of such reletting, including reasonable attorneys' fees and real estate commissions, and the amount, if any, by which the rent reserved in this lease for ,the period of such reletting (up to but not beyond the term of the lease) exceeds the amount agreed to be paid as rent by new Lessee for the demised premises for such period on such reletting, or (ii) at the option of Lessor, rent received by Lessor for such reletting shall be applied first to payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to payment of any costs and expenses of such reletting; third, to payment of rent due and unpaid hereunder; and, the residue, if any, shall be held by Lessor and applied in payment of future rent as may become due and payable hereunder. If Lessee has been credited with any rent to be received for reletting under Option (i), and such rent shall not be promptly paid to Lessor by new Lessee, or if such rentals received from such reletting under Option (ii) during any month be less than paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

      PROVIDED, HOWEVER, that if the Lessor does not relet said premises himself, then Lessee may sublet or assign his interest in the lease, or both, pursuant to paragraph 8 hereunder.

      Any reasonable expenses incurred for renovation and alteration of the premises in order to put said premises in condition for occupancy by the assignee or sublessee of Lessee, shall be borne by Lessee.

      C TERMINATION OF THE LEASE PURSUANT TO SECTION 1951.2 OF THE CIVIL CODE. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease for any such previous breach. Should Lessor at any time terminate this lease for any breach, in addition to any other remedy he may have, he may recover from Lessee, at the time of award, any and all of the following damages:

           (i) All unpaid rent up to the time of termination, plus interest thereon at the legal rate.

           (ii) Between the date of termination and the date of award, the difference between the unpaid rent and the amount of such rental loss that the Lessee proves Lessor could reasonably have avoided, plus interest thereon at the legal rate.

           (iii) The discounted present value of the difference between the unpaid rent for the balance of the term after the award and the amount of such rental loss the Lessee proves the Lessor could have reasonably avoided. The discount rate shall be the prime interest rate of the Federal Reserve Bank of San Francisco, plus one percent (1%).

      All of these amounts shall be immediately due and payable at date of award, from the Lessee to Lessor.

      In addition to the amount recovered for damages for loss of past and future rents, Lessor shall be entitled to recover reasonable expenses in retaking the property, in making repairs Lessee was obligated to make, in preparing the property for reletting, and in reletting the property, and other such damages as necessary to compensate Lessor for all the detriment caused by Lessee, including, but not limited to, breaches of specific covenants of the lease such as the promise to maintain and the promise to restore the premises on termination.

12. SURRENDER OF LEASE. The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall not terminate all or any existing subleases or subtenancies, but shall operate as an assignment to Lessor of any or all such subleases or subtenancies.

13. LITIGATION EXPENSES. If either party shall bring an action against the other by reason of the breach of any covenant, warranty or condition hereof, or otherwise arising out of this lease, whether for declaratory or other relief, the prevailing party in such suit shall be entitled to its costs of suit and reasonable attorney fees, which shall be payable whether or not such action is prosecuted to judgment. Prevailing party within the meaning of this paragraph shall include, without limitation, a party who brings an action against the other after the other's default, if such action is dismissed upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or if the plaintiff or cross-complainant obtains substantially the relief sought by it in the action.

14. UTILITIES. Lessee shall pay for all the water, sewage, fuel, gas, oil, heat, electricity, telephone, janitorial, landscape maintenance and all other materials and services which may be furnished to or used in or about said premises during the term of this lease.

15. LIENS. Lessee shall keep the premises and building of which the premises are a part free and clear of any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee. In the event any such lien is filed, Lessee shall do all acts necessary to discharge any lien within thirty (30) days of filing, or if Lessee desires to contest any such lien, then Lessee shall deposit with Lessor one and one-half (1-1/2) times the amount of said lien as security for the payment of said lien claim.

16. TAXATION. In addition to all other payments herein provided to be made by Lessee and as additional rental hereunder, Lessee agrees to pay to the County tax collector prior to delinquency, all real property taxes and special assessments which have become or may become a lien upon the demised premises (or are otherwise imposed or assessed on the demised premises) or any portion thereof or upon improvements thereon or improvements added thereto during the term of this lease, provided that any said taxes and assessment shall be paid over the maximum period permitted by law and Lessee shall be liable on only those payments due during the term hereof. If Lessee fails to pay such taxes and/or assessments, in addition to all other remedies Lessor has herein, Lessor shall have the right to pay any or all of such taxes and/or assessments and to recover reimbursement therefor from Lessee. Taxes and assessments for the year in which this lease commences and for the year in which it terminates shall be equitably prorated. Lessee shall have the right to contest any assessment or tax, and in the event that Lessee decides to attempt such contest, Lessor shall provide documents that are reasonably necessary to that end. Lessee shall be liable for all taxes levied against personal property, inventory and trade fixtures. 17. USES PROHIBITED. Lessee shall not use, or permit said premises, or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises, nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about said premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at Lessee's sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

18. INSURANCE. Lessee shall maintain comprehensive public liability, plate glass and property damage insurance to protect against any liability to the public, or so any employee, agent or invitee of Lessee or Lessor, incident to the use of or resulting from any accident occurring in or about the premises, with limits of liability of not less than one million dollars ($1,000,000.00) for injury to one person, two million dollars ($2,000,000.00) for injury to two or more persons, and five hundred thousand dollars ($500,000.00) for property damage. All policies of insurance provided for herein shall:

      (a) Be written in companies authorized to do business in the State of California, and rated "AAA" or better in Best's Insurance Reports, or as specifically otherwise accepted by Lessor by written consent.

      (b) Be written as primary policies of insurance and not contributing with or in excess of any coverage which Lessor may carry, and cover, insure and name Lessor as an additional assured;

      (c) Contain an endorsement requiring thirty (30) days' written notice to Lessor prior to cancellation or any change in coverage.

During the term of this lease, Lessee, at its expense, shall maintain in force insurance against loss or damage by fire to the improvements located upon the leased premises in the initial amount of one million eight hundred thousand dollars ($1,800,000.00), with extended and vandalism coverage and special extended perils ("all risk"), which amount may be increased in future years based upon possible bona fide appraised increases in replacement cost. However, Lessee need not purchase insurance covering damage due to earthquake.

Such insurance shall be procured from a responsible insurance company or companies authorized to do business in California, and in form reasonably satisfactory to Lessor or any encumbrancer, as their respective interest may appear, and the policies evidencing such insurance may be endorsed with a mortgagee's loss payable endorsement in standard form and shall be delivered to Lessor (and kept by Lessor or encumbrancer), and renewals thereof shall be delivered by Lessee to Lessor at least thirty (30) days prior to their respective expiration dates and shall be kept by Lessor or any encumbrancer. Lessor shall be named as additional insured on said policies which shall provide that Lessor be given thirty (30) days' notice of any nonpayment of premium or cancellation.

Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

19. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force pertaining to Lessee's occupancy of the premises.

20. EFFECTS OF CONVEYANCE. If Lessor is not in default of any of his obligations hereunder, the term "Lessor" as used in this lease means only the owner for the time being of the land and buildings containing the premises, so that, in the event of any sale of said land and buildings, or in the event of a lease of said buildings, the transferring Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser of any such sale or the Lessee of the buildings, that the purchasing Lessor of the buildings has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this lease on the part of Lessee, the Lessor shall transfer and deliver the security, as such, to the purchaser at any such sale or the Lessee of the buildings, and thereupon the Lessor shall be discharged from any further liability in reference thereto, if Lessor is not in default of any of his obligations hereunder.

21. ADVERTISEMENTS AND SIGNS. Lessee shall not inscribe, paint or affix any signs, advertisements, placecards or awnings on the exterior or roof of the premises or upon the entrance doors, windows, or the sidewalk on or adjacent to the premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent. Any signs so placed on the premises shall be so placed upon the understanding and agreement that Lessee will remove same at expiration or termination of this lease and will repair any damage or injury to the premises caused thereby, and if not so removed by Lessee, then Lessor may remove it at Lessee's expense.

22. DESTRUCTION OF PREMISES. If any of the buildings on the premises are damaged or destroyed by fire, earthquake, act of God, the elements or as the result of faulty construction or design, Lessee shall give immediate notice thereof to Lessor and the monthly rent due hereunder shall be immediately reduced by an amount equal to the amount of rent per square foot to be paid hereunder multiplied by the number of unusable square feet of floor space. If Lessor has not repaired the damage within one hundred twenty (120) days, either party may terminate this lease.

23. CONDEMNATION. The word "condemnation" or "condemned" as used in this lease shall mean the exercise of the power of eminent domain expressed by the condemnor in any writing as well as by the filing of any action or proceeding for such purpose, by any entity having the right of power of eminent domain, and shall include a voluntary sale by Lessor to any such entity, either under threat of condemnation or while condemnation proceedings are pending, and
"condemnation" shall occur upon the actual taking of possession by the condemnor. In the event the demised premises or any part thereof are condemned, this lease shall terminate, and Lessor and Lessee shall be entitled their respective interests in the amount of any award made with respect thereto, regardless of whether the award is based on a single award or a separate award as between Lessor and Lessee. A portion of such award or awards shall be paid to Lessee for any so-called bonus or excess value of this lease by reason of the relationship between the rental payable under this lease and the fair rental for the demised premises at the time of condemnation. Lessor shall turn over to Lessee that portion of any such award received by Lessor hereunder which is attributable to Lessee's fixtures and equipment which are condemned as part of the real property but which Lessee would otherwise be entitled to remove, and the appraisal of the court, or the condemning entity if the condemnation is not determined by a court, of the amount of any such award allocable to such items shall be conclusive. If total award be fixed by negotiation and be greater than the condemning entity's appraisal, the portion attributable to Lessee's fixtures and equipment aforesaid shall be the same proportion of the actual award as said fixtures and equipment were of the entity's appraisal.

24. WAIVER. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. SUBORDINATION. Notwithstanding any subordination of this lease, Lessee shall have the right to quiet possession and shall not be disturbed by an successor in interest to Lessor, provided Lessee is not in default under this lease and so long as Lessee shall pay rent and observe all other provisions of this lease.

26. NOTICES. All notices to be given hereunder shall be in writing.

27. SUCCESSORS AND ASSIGNS. The covenants and agreements contained in this lease shall be binding upon the parties hereto and upon their respective heirs, executors, administrators, successors and assigns, and all of the parties hereto shall be jointly and severally liable hereunder.

28. REMEDIES CUMULATIVE. The remedies available to Lessor under the terms of this agreement and in law or equity shall be cumulative and the exercise of one remedy shall not constitute an election of remedies.

29. TIME. Time is of the essence of this lease. 30. CAPTIONS. The captions in this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease. 31. SPECIAL MAINTENANCE. Lessee shall provide maintenance at least bimonthly to all air conditioning and heating equipment and repair or replace any equipment when required, including the cost of labor, when not covered by existing warranties. Lessee to supply Lessor with a copy of maintenance agreement contract with a licensed air conditioning service contractor or provide preventative maintenance in accordance with accepted industry practice. 32. FLOOR TILE. Lessee to replace floor tile to Lessor's satisfaction in the event tile is not in the same condition at the expiration of this lease as when first received, exclusive of normal wear and tear. 33. RENEWAL OPTIONS. Lessee shall have an option to renew this lease for an unlimited number of five (5) year terms, commencing on the expiration of the original term, by giving notice to Lessor at least ninety (90) days prior to the expiration of the original or then extended term of Lessee's election to exercise this option to renew. The extended term of Lessee's election to exercise this option to renew. The extended term shall be upon all the terms and conditions set forth herein, including, but not limited to, Paragraph 34 hereof.

34. RENTAL INCREASES. The monthly rental provided for herein will increase by seven percent (7%) of the initial monthly rental at the end of each five (5) year period during which this lease remains in force and effect.

35. SUBROGATION. Lessor shall assign to Lessee and Lessee shall be subrogated to any rights, including warranties, which Lessor may have against any contractor, subcontractor, equipment manager or supplier.

IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and year first above written.

AMDAHL CORPORATION

By /s/ Clifford J. Madden
Clifford J. Madden
Its Vice President and Secretary

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by Carl E. Berg her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

/s/ Ann S. Russo
ANN S. RUSSO

                                 LEASE AMENDMENT

THIS AGREEMENT is entered into as of the 28th day of September, 1976 and shall modify that certain lease dated July 15th, 1976, between JOHN A. SOBRATO and SUSAN R. SOBRATO, as to an undivided forty-five percent (45%), and CARL E. BERG and MARY ANN BERG, as to an undivided forty-five percent (45%), and ANN S. RUSSO, as to an undivided ten percent (10%) in fee simple absolute, hereinafter called Lessor, and AMDAHL COOPERATION, a Delaware corporation, hereinafter called Lessee.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants:

Legal Description Parcel C

All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California being more particularly described as follows:

Beginning at the northwesterly  corner of Parcel 38....  Containing 17,811 acres of land more or less.

Legal Description Parcel B

All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California being more particularly described as follows:

Beginning at the most southwesterly corner of Parcel 39, as said parcel is shown on that certain Parcel Map recorded on March 28,1975 in Book 353 of Maps at Pages 18 and 19, Santa Clara County Records, said point of beginning being a point on the right of way line of Central Expressway; thence from said point of beginning along the westerly line of Parcel 39, N 0(degree) 02' 02" W S95.44 feet to the northwest corner of said Parcel 39; thence along tile northerly line of said Parcel 39, S 85(degree) 00' 39" E 31.00 feet; thence along the arc of a curve to the southwest from a radial line which bears N 85(degree) 00' 39" 17 having a radius of 60.00 feet, a central angle of 25(degree) 44' 37", an arc distance of 26.96 reef, to a point of compound curvature; thence on the arc of a curve having a radius or 90.00 feet, a central angle of 30(degree) 46' 00", an arc distance of 48,33 feet; thence S 0(degree) 02' 02" E 276,68 feet; thence on tile arc of a tangent curve to the left, having a radius of 90.00 feet a central angle of 25(degree) 50' 31", an arc distance of 40.59 feet to a point of compound curvature; thence on the arc of a tangent curve having a radius of
60.00 feet, a central angle of 7(degree) 22' 42" an arc distance of 7.73 feet; thence N 89(degree) 57' 58" E 415.93 feet; thence S 0(degree) 02' 02" E 318.00 feet; thence S 89(degree) 57' 58" 1' 10.00 feet; thence S 0(degree) 02' 02" E
137.86 feet to a point on the right of way line of Central Expressway; thence along said right of way line S 89(degree) 57' 58" W 30,00 feet; thence on the arc of a curve to the southwest from a radial line which bears S 89(degree) 57' 58", having a radius of 40,00 feet, a central angle of 89(degree) 37' 42", an arc distance of 62,57 feet; thence S 89(degree) 35' 40" 11 358.11 feet to the point of beginning.

 Containing 5.028 acres of land more or less.

                                 LEASE AMENDMENT
THIS AGREEMENT is entered as of this 15th day of July, 1976, by and between JOHN
A. SOBRATO, SUSAN R. SOBRATO, CARL E. BERG, MARY ANN BERG and ANN S. RUSSO (hereinafter collectively referred to as "Sobrato-Berg-Russo") and AMDAHL CORPORATION (hereinafter called "Amdahl"), a Delaware corporation.

RECITALS:

The parties enter this Agreement on the basis of the following facts, understandings and intentions:

A. On September 14, 1973, Amdahl and Sobrato-Berg-Russo entered into an agreement (hereinafter called "Amdahl Agreement") in which Sobrato-Berg-Russo granted to Amdahl an option to purchase and right of first refusal regarding certain land and right of first refusal on other land. Amdahl has not exercised any of said rights. The Amdahl Agreement also provided that Sobrato-Berg-Russo would lease certain improved property (hereinafter called "Phase I") in the City of Sunnyvale, County of Santa Clara, State of California, Phase I being described in Exhibit I attached hereto and incorporated herein by reference thereto. The lease obligations for Phase I were set forth in a lease
(hereinafter called "Lease I"), which was attached as Exhibit B to the Amdahl Agreement and was dated September 14, 1973.

B. Amdahl and Sobrato-Berg-Russo now desire to cancel all rights, obligations and understandings of the Amdahl Agreement, except as provided explicitly herein, amend Lease I and enter into new lease (hereinafter called "Lease II") of certain property with improvements (hereinafter called "Phase II") to be constructed by Sobrato-Berg-Russo, Phase II being contiguous to Phase I and described in Exhibit 2 attached hereto and incorporated herein by reference thereto.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties herein, the parties hereto agree as follows:

1. Cancellation: Amdahl Agreement. Cancel the Amdahl Agreement, except for Lease I and as otherwise provided herein.

2. Amendment: Lease I. The parties amend and clarify Lease I as herein provided.

     (a) Rent. From and after the date hereof the monthly rent under Lease I shall be Forty-Seven Thousand Six Hundred Thirty-Two and Twenty Cents ($47,632.20), subject to Paragraph 35 of the Lease I. (b) Commencement Date. The commencement date of Lease I was June 22, 1974.

     (c) Assignment and Subletting. Paragraph 8 of the Lease shall be amended to read as follows:

           Lessee may assign or sublet all or part of the Premises, without Lessor's consent, to a parent, subsidiary, affiliate or in connection with a merger, consolidation or sale of substantially all of its assets.

           With respect to any other sublease or assignment, Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the said Premises, or any portion thereof, without the written consent of Lessor first had and obtained, and a consent to one assignment, subletting occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease, providing Lessor has not unreasonably withheld such consent. With respect to any other sublease or assignment except as provided in the first paragraph of this paragraph 8 of this Lease, this Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor, which shall not be unreasonably withheld. With respect to any other sublease or assignment except as provided in the first paragraph of this paragraph 8, of this Lease, if Lessee desires to assign its rights under this Lease or to sublet all or a portion of the Premises, Lessee shall first notify Lessor of the proposed terms and conditions of such assignment or subletting; and Lessor shall have the right of first refusal to enter into a direct lessor-lessee relationship with such party under such proposed terms and conditions, in which event Lessee shall be relieved of its obligations hereunder to the extent of the lessor-lessee relationship entered into between Lessor and such third party; provided that Lessor shall not have the above right of first refusal if the term of the proposed assignment or sublease is for a term not in excess of three (3) years, with an option not to exceed two (2) years.

      (d) Continuing Obligations. Except as otherwise provided herein the rights and obligations of the parties under Lease I shall continue in full force and effect.

3. Agreement: Lease II. Contemporaneously herewith, the parties have executed and entered Lease II, Lease II being attached hereto as Exhibit 3 and incorporated herein by reference thereto.

4. Access. Amdahl grants Sobrato-Berg-Russo an access easement as provided in the Grant of Lease Easement (hereinafter called "Easement") attached hereto as
Exhibit 4 and incorporated herein by reference thereto. Sobrato-Berg-Russo shall install a connection driveway between Phase I and Phase II and proposed Phase III, and Amdahl shall have no cost relating to the Easement, and any loss of parking spaces on Phase I as a result of said driveway shall be compensated for by Sobrato-Berg-Russo's grant of parking and access thereto on the property described in Exhibit 5, attached hereto and incorporated herein by reference thereto. Sobrato-Berg-Russo shall also pay all fees for relocation of any sign owned by Amdahl, and Sobrato-Berg-Russo indemnifies and holds Amdahl harmless of and from any loss, cost or expense relating to the Easement or any work done or use made of Phase I and Phase II in connection therewith.

5. Right of First Refusal: Phase I. Sobrato-Berg-Russo grants Amdahl a right of first refusal to purchase Phase I. The terms of this right of first refusal shall be for the period during which Sobrato-Berg-Russo owns Phase I and shall operate as follows: Sobrato-Berg-Russo shall advise Amdahl in writing should it wish to offer Phase I for sale (Sobrato-Berg-Russo shall not in any event sell or offer for sale only a portion of Phase I) and the terms and conditions of said proposed sale. Within thirty (30) business days following receipt of such notice, Amdahl may advise Sobrato-Berg-Russo in writing that it wishes to purchase Phase I on the same terms and conditions, including the price specified, in which event Sobrato-Berg-Russo shall consummate such sale with Amdahl on such terms and conditions; provided, however, that if Amdahl does not so notify Sobrato-Berg-Russo within such thirty (30) business day period, Amdahl shall thereafter have no further rights to purchase Phase I unless such proposed sale is not consummated by Sobrato-Berg-Russo within six (6) months of the end of said thirty (30) business day period, in which event Amdahl shall have the same rights of first refusal with regard to any subsequent proposed sale of Phase I by Sobrato-Berg-Russo as specified in this paragraph. Sobrato-Berg-Russo agrees that this right of first refusal may, at Amdahl's request, be reflected in a separate written agreement and Sobrato-Berg-Russo agrees to execute said agreement and to execute, acknowledge and deliver recordable instruments promptly upon request therefor in order to evidence or effectuate said right of first refusal.

6. Right of First Refusal: Phase II. Sobrato-Berg-Russo grants Amdahl a right of first refusal to purchase Phase II. The terms of this right of first refusal shall be for the period during which Sobrato-Berg-Russo owns Phase II and shall operate as follows: Sobrato-Berg-Russo shall advise Amdahl in writing should it wish to offer Phase II for sale (Sobrato-Berg-Russo shall not in any event sell or offer for sale only a portion of Phase II) and the terms and conditions of said proposed sale. Within thirty (30) business days following receipt of such notice, Amdahl may advise Sobrato-Berg-Russo in writing that it wishes to purchase Phase II on the same terms and conditions, including the price specified, in which event Sobrato-Berg-Russo shall consummate such sale with Amdahl on such terms and conditions; provided, however, that if Amdahl does not so notify Sobrato-Berg-Russo within such thirty (30) business day period, Amdahl shall thereafter have no further rights to purchase Phase II unless such proposed sale is not consummated by Sobrato-Berg-Russo within six (6) months of the end of said thirty (30) business day period, in which event Amdahl shall have the same rights of first refusal with regard to any subsequent proposed sale of Phase II by Sobrato-Berg-Russo as specified in this paragraph. Sobrato-Berg-Russo agrees that this right of first refusal may, at Amdahl's request, be reflected in a separate written agreement and Sobrato-Berg-Russo agrees to execute said agreement and to execute, acknowledge and deliver recordable instruments promptly upon request therefor in order to evidence or effectuate said right of first refusal.

I'M WITNESS WHEREOF, the parties hereto have executed this Agreement in two or more copies the date and year first above written.

AMDAHL CORPORATION

By /s/ Clifford J. Madden
Clifford J. Madden
Its Vice President and Secretary

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by Carl E. Berg her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

/s/ Ann S. Russo
ANN S. RUSSO

                                 LEASE AMENDMENT

THIS AGREEMENT is entered into as of the 28th day of September, 1976 and shall modify that certain lease dated September 14th, 1973, between JOHN A. SOBRATO and SUSAN R. SOBRATO, as to an undivided forty-five percent (45%), and CARL E. BERG and MARY ANN BERG, as to an undivided forty-five percent (45%), and ANN S. RUSSO, as to an undivided ten percent (10%) in fee simple absolute, hereinafter called Lessor, and AMDAHL CORPORATION, a Delaware corporation, hereinafter called Lessee.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties herein, the parties hereto agree as follows:

1. Exhibit "A": The precise legal description of the premises shown as part of Exhibit "A" which was approved by Lessee on September 18, 1973 is hereby revised to the legal description of the parcel shown on the Map as Parcel "C" of the tentative map prepared by Kier & Wright, dated 9/28/76.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in two or more copies the date and year first above written.
AMDAHL CORPORATION

By /s/ Clifford J. Madden
Clifford J. Madden
Its Vice President and Secretary

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by Carl E. Berg her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

/s/ Ann S. Russo
ANN S. RUSSO

                               AMENDMENT TO LEASES

THIS AGREEMENT is entered as of this 8th day of August, 1977, by and between JOHN A. SOBRATO, SUSAN R. SOBRATO, CARL E. BERG, MARY ANN BERG and ANN S. RUSSO (hereinafter collectively referred to "Sobrato"), and AMDAHL CORPORATION (hereinafter called "Amdahl"), a Delaware corporation.

RECITALS:

The parties enter this Agreement on the basis of the following facts, understandings and intentions:

A. Sobrato has leased to Amdahl certain property with improvements (hereinafter called "Phase I") pursuant co a lease dated September 14, 1973 (the lease as amended being hereinafter referred to as "Phase I Lease"), Phase I being located in the City of Sunnyvale, County of Santa Clara, State of California, and the land of Phase I being described in Exhibit A to the Phase I Lease.

B. Sobrato has also leased to Amdahl certain property with improvements (hereinafter called "Phase II") pursuant to a lease dated July 15, 1976 (the lease as amended being hereinafter referred to as "Phase II Lease"), Phase II being contiguous to Phase I and being located in the City of Sunnyvale, County of Santa Clara, State of California, and the land of Phase II being described in Exhibit A to the Phase II Lease.

C. The parties now desire to amend the Phase I Lease and the Phase II Lease as herein provided.

NOW, THEREFORE, IN CONSIDERATION of the mutual promises and covenants of the parties, the parties hereto agree as follows:

1. Phase I Lease: Renewal Options. Paragraph 34 of the Phase I Lease, entitled "RENEWAL OPTIONS" is hereby deleted from the Phase I Lease, and in its stead is inserted the following:

      "34. RENEWAL OPTIONS. Lessee shall have an option to renew this Lease for fifteen (15) consecutive five (5) year terms, the first of which commences on the expiration of the original term of this Lease, by giving notice to Lessor at least one hundred and twenty (120) days prior to the expiration of the original term, or the then extended term, of Lessee's election to exercise this option to renew. The extended terms shall be upon all of the terms and conditions set forth herein, including, but not limited to, Paragraph 35 hereof."

2. Phase II Lease: Renewal Options. Paragraph 33 of the Phase II Lease' entitled "RENEWAL OPTIONS" is hereby deleted from the Phase II Lease, and in its stead is inserted the following:

       "33. RENEWAL OPTIONS. Lessee shall have an option to renew this Lease for fifteen (15) consecutive five (5) year terms, the first of which commences on the expiration of the original term of this Lease, by giving notice to Lessor at least one hundred and twenty (120) days prior to the expiration of the original term, or the then extended term, of Lessee's election to exercise this option to renew. The extended terms shall be upon all of the terms and conditions set forth herein, including, but not limited to, Paragraph 34 hereof."

 3. Phase I Lease: Condemnation. The entire Paragraph 24 of the Phase I Lease, Paragraph 24 of the Phase I Lease being entitled "CONDEMNATION", is hereby deleted, and in its stead is inserted the following:

      "24. CONDEMNATION. The word "condemnation" or "condemned" as used in this Lease shall mean the exercise of the power of eminent domain expressed by the condemnor in any writing as well as by the filing of any action or proceeding for such purpose by any entity having the right of power of eminent domain, and shall include a voluntary sale by Lessor to any such entity, either under threat of condemnation or while condemnation proceedings are pending, and "condemnation" shall occur upon the actual taking of possession by the condemnor. In the event the demised premises or any part thereof is condemned and such condemnation materially interferes with Lessee's use of the demised premises, this Lease shall terminate, and Lessor and Lessee shall be entitled to their respective interests in the amount of any award made as provided below, regardless of whether the award is based on a single award or a separate award as between Lessor and Lessee. Lessor shall turn over to Lessee that portion of any such award received by Lessor hereunder which is attributable to Lessee's fixtures and equipment which are condemned as part of the real property but which Lessee would otherwise be entitled to remove, and the appraisal of the court, or the condemning entity if the condemnation is not determined by a court, of the amount of any such award allocable to such items shall be conclusive. If the total award be fixed by negotiation and be greater than the condemning entity's appraisal, the portion attributable to Lessee's fixtures, equipment and personal property aforesaid shall be the same proportion of the actual award as said fixtures and equipment were of the entity's appraisal. Lessor shall also turn over to Lessee the portion of any such award attributable to any improvements constructed at the expense of Lessee. If such condemnation does not materially interfere with Lessee's use of the premises, this Lease shall continue except that rental shall be reduced for the remainder of the term of this Lease, as may be extended, in proportion to the amount of the premises condemned, using the square footage of the building as a base. In such event Lessor, at Lessor's expense, shall repair and remodel the remainder of the premises so that the remaining premises can be used effectively by Lessee. If Lessor's portion of the award is not sufficient to repair and remodel then Lessee shall reimburse Lessor for the costs of such repairs and remodeling to the extent they exceed Lessor's portion of the award in the same manner provided in the last sentence of Paragraph 23."

 4. Phase II Lease: Condemnation. The entire Paragraph 23 of the Phase II Lease, said section being entitled "CONDEMNATION", is hereby deleted from the Phase II Lease, and in its stead is inserted the following:

      "23. CONDEMNATION. The word "condemnation" or "condemned" as used in this Lease shall mean the exercise of the power of eminent domain expressed by the condemnor in any writing as well as by the filing of any action or proceeding for such purpose by any entity having the right of power of eminent domain, and shall include a voluntary sale by Lessor to any such entity, either under threat of condemnation or while condemnation proceedings are pending, and "condemnation" shall occur upon the actual taking of possession by the condemnor. In the event the demised premises or any part thereof is condemned and such condemnation materially interferes with Lessee's use of the demised premises, this Lease shall terminate and Lessor and Lessee shall be entitled to their respective interests in the amount of any award made as provided below, regardless of whether the award is based on a single award or a separate award as between Lessor and Lessee. Lessor shall turn over to Lessee that portion of any such award received by Lessor hereunder which is attributable to Lessee's fixtures, equipment and personal property which are condemned as part of the real property but which Lessee would otherwise be entitled to remove, and the appraisal of the court, or the condemning entity if the condemnation is not determined by a court, of the amount of any such award allocable to such items shall be conclusive. If the total award be fixed by negotiation and be greater than the condemning entity's appraisal, the portion attributable to Lessee's fixtures and equipment aforesaid shall be the same proportion of the actual award as said fixtures, equipment and personal property were of the entity's appraisal. Lessor shall also turn over to Lessee the portion of any such award attributable to any improvements constructed at the expense of Lessee. If such condemnation does not materially interfere with Lessee's use of the premises, this Lease shall continue except that rental shall be reduced for the remainder of the term of this Lease, as may be extended, in proportion to the amount of the premises condemned, using the square footage of the building as a base. In such event Lessor, at Lessor's expense, shall repair and remodel the remainder of the premises so that the remaining premises can be used effectively by Lessee. If Lessor's portion of the award is not sufficient to repair and remodel then Lessee shall reimburse Lessor for the costs of such repairs and remodeling to the extent they exceed Lessor's portion of the award in the same manner provided in the last sentence of Paragraph 22."

5. Phase I Lease: Destruction of Premises. The entire Paragraph 23 of the Phase I Lease, said section being entitled "DESTRUCTION OF PREMISES", is hereby deleted from the Phase I Lease, and in its stead is inserted the following:

     "23. DESTRUCTION OF PREMISES. If the building on the premises is damaged or destroyed by fire, earthquake, acts of God, the elements or as the result of faulty construction or design, Lessee shall give immediate notice thereof to Lessor and the monthly rent due hereunder shall be immediately reduced by an amount equal to the amount of rent per square foot to be paid hereunder multiplied by the number of unusable square feet of floor space. If any such damage or destruction is covered by insurance as provided in Paragraph 19 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided and Lessor shall be entitled to all real property insurance proceeds. If this Lease is terminated, the parties shall be entitled to the insurance proceeds in the same manner that they are entitled to the condemnation award as provided in Paragraph 24 hereof. If a damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 19 hereof, Lessor shall at Lessor's sole cost and expense repair the damage as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided, but Lessor's expense for said reconstruction, said expense being the construction costs as defined in Exhibit C to the Phase III Lease between the parties and of even date herewith, shall be repaid to Lessor by Lessee in equal installments amortized over the remaining term of this Lease, including any options exercised by Lessee, including interest at a rate of two percent (2%) over the best rate obtainable by Lessor for funds used to finance such reconstruction."

6. Phase II Lease: Destruction of Premises. The entire Paragraph 22 of the Phase II Lease, said section being entitled "DESTRUCTION OF PREMISES", is hereby deleted from the Phase II Lease, and in its stead is inserted the following:

"22. DESTRUCTION OF PREMISES. If the building on the premises is damaged or destroyed by fire, earthquake, acts of God, the elements or as the result of faulty construction or design, Lessee shall give immediate notice thereof to Lessor and the monthly rent due hereunder shall be immediately reduced by an amount equal to the amount of rent per square foot to be paid hereunder multiplied by the number of unusable square feet of floor space. If any such damage or destruction is covered by insurance as provided in Paragraph 18 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (3570) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for construction as above provided and Lessor shall be entitled to all real property insurance proceeds. If this Lease is terminated, the parties shall be entitled to the insurance proceeds in the same manner that they are entitled to the condemnation award as provided in Paragraph 23 hereof. If a damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 18 hereof, Lessor shall at Lessor's sole cost and expense repair the damage as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided, but Lessor's expense for said reconstruction, said expense being the construction costs as defined in Exhibit C to the Phase III Lease between the parties and of even date herewith, shall be repaid to Lessor by Lessee in equal installments amortized over the remaining term of this Lease, including any options exercised by Lessee, including interest at a rate of two percent (2%) over the best rate obtainable by Lessor for funds used to finance such reconstruction."

7. Phase I Lease and Phase II Lease: Arbitration. The following paragraph is added to both the Phase I Lease and the Phase II Lease:

 " ARBITRATION. In each case where there is a dispute between the parties under this Lease, the dispute shall be settled by arbitration. Such arbitration shall be determined as provided in this paragraph and all arbitrators shall be disinterested persons of at least ten years' experience in an executive capacity in the active management of major real properties in the Northern California Area. The party desiring such arbitration shall give notice to that effect to the other party, specifying in said notice the name and address of such person designated to act as arbitrator on its behalf. Within twenty (20) days after the service of such notice, the other party shall give notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The arbitrators so chosen shall meet within ten
(10) days after the second arbitrator is appointed. If the said two arbitrators shall not agree upon the decision to be made in such dispute, they shall, themselves, appoint a third arbitrator who shall be a competent and impartial person; and in the event of their failure to make such decision to appoint such arbitrator within ten (10) days after their meeting, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request the then presiding judge of any Court having jurisdiction thereof to appoint such third arbitrator, and the other party shall not raise any question as the Court's full power and jurisdiction to entertain the application and make the appointment and the person so appointed shall be the third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. The decision in which any two of the arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party, or in whose stead as above provided such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. Except as otherwise provided in this Lease, said arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon any arbitration decision rendered may be entered by any Court having jurisdiction thereof. 8. Continuing Obligations. Except as amended herein, the Phase I Lease and the Phase II Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have entered this Agreement as of the day and year first above written in one or more copies.

"Tenant"

AMDAHL CORPORATION

By /s/ Gene M. Amdahl
Chairman of the Board

Approved: Amdahl Facilities Manager

By /s/ Don L. Beck

"Landlord"

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by Carl E. Berg her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

/s/ Ann S. Russo
ANN S. RUSSO

                                ADDENDUM TO LEASE

THIS ADDENDUM TO LEASE, executed in duplicate as of the 7th day of June, 1979, between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple; CARL E. BERG and MARY ANN BERG, a married couple, (hereinafter collectively called "Lessor"), and AMDAHL CORPORATION, a Delaware corporation (hereinafter called "Lessee").

WITNESSETH

A. Lessor and Lessee entered into that certain lease (hereinafter called "Lease") dated April 3, 1979, whereby Lessor leased unto Lessee those certain premises situated in the City or Santa Clara, County of Santa Clara, State of California, and described as follows, to wit; that property which is shown as Parcel 1 on that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, at Pages 17 and 18, Official Records of Santa Clara County (comprising approximately 7.365 acres) together with the improvements consisting of a two-story office building which office building shall contain at least one hundred twenty-eight thousand (128,000) gross square feet.

B. Lessor and Lessee desire to amend the Lease as hereinafter provided.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

1. Witnesseth. Monthly Rental. The rental of Sixty Thousand Dollars ($60,000.00) per month payable on the first day of each calendar month throughout the term of the Lease, as set forth on Page 5 of the Lease, is hereby changed amended to be seventy-three thousand six hundred ninety-two ($73,692.00) per month.

2. Paragraph 34. Rental Increases. Paragraph 34 of the Lease is hereby deleted and replaced by the following language:

      "The monthly rental for each five (5) year period during which this Lease remains in force and effect, commencing with the sixth (6th) year of the Lease, shall increase by the amount equal to seven percent (7%) of the monthly rental payable during the five (5) year period immediately preceding each such period."

3. Lease. Except as specifically modified and amended by this Addendum to Lease, the Lease shall remain in full force and effect upon the terms, covenants and conditions contained in the Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease in one (1) or more copies on the day and year first above written. "Lessor"

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by John A. Sobrato her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg by John A. Sobrato his Attorney in Fact
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

"Lessee"

AMDAHL CORPORATION

By /s/ Don L. Beck
Its Facilities Manager

June 7, 1979

Mr. John A. Sobrato
Sobrato-Berg Properties
III20700 Valley Green Drive
Cupertino, California 95014

Re: Letter Agreement Modifying Lease

Dear John:

This Letter Agreement shall serve as a modification of the lease (hereinafter called "Lease") between JOHN A SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and MARY ANN BERG, a married couple (hereinafter collectively called "Lessor") and AMDAHL CORPORATION (hereinafter called "Lessee"), a Delaware corporation, which Lease is dated April 3, 1979 and amended per the Addendum to Lease dated even date herewith, whereby Lessor leased to Lessee certain premises (hereinafter called "Premises") situated in the City of Santa Clara, County of Santa Clara, State of California, the Premises being located on the property described in Exhibit A to the Lease. Lessor and Lessee hereby agree to the following modifications and understandings to and regarding the Lease,

1. Lessor shall be responsible for construction of the office building as provided for in the Lease. Lessee shall have the right to approve the design, materials, subcontractors, materialmen, all contracts and all expense of construction prior to Lessor contracting for, performing or paying for same.

2. Except as provided in Paragraphs 5 and 6 hereof, notwithstanding, the rental amount of seventy-three thousand seven hundred twelve ($73,712.00) per month to be payable by Lessee to Lessor as set forth in the WITNESSETH of the Lease, as amended by the Addendum to Lease, the monthly rental for the Premises shall be calculated by fully amortizing the Construction Costs, as hereinafter defined, over twenty (20) years at the loan constant equal to the interest rate on Lessor's permanent financing on the Premises plus a rental constant of one and one-half percent (1-1/2%). (For example, assuming the Construction Costs are One Million Dollars ($1,000,000.00), and assuming the interest rate on Lessor's permanent financing is nine and one-half percent (9-1/2%), the monthly rental would be calculated by fully amortizing One Million Dollars ($1,000,000.00) over twenty (20) years at eleven percent (11%) payable monthly and would be equal to Ten Thousand Three Hundred Twenty-One Dollars and Eighty-Eight Cents ($10,321.88) per month).

3. Lessor, at Lessor's sole expense, shall be responsible for the Construction Costs, as hereinafter defined, except as provided in Paragraph 5 hereof. 4. Construction Costs shall include, but shall not be limited to, fees to independent contractors working on construction of the office building, materials for the office building, title insurance premiums, architects' and engineers' fees for development of plans for the office building, and City fees and permit charges, all necessary bonds and insurance policies, costs for interest on the construction during the course of construction, including points for commitments therefor, the cost of the land underlying the Premises (at the rate of Five Dollars ($5.00) per square foot), interest at the prime rate on the coat of the land underlying the Premises (at the rate of Five Dollars ($5.00) per square foot) during construction only, costs of permits, any construction fees or area fees of the City of Santa Clara, any taxes on the land during the construction period, any costs to extend utility service to the property, and the cost of soil tests, on-site supervision costs, and fee to Lessor of $100,000.00 percent (1.925%) for management fees, exclusive of Lessor's one and 925/100 percent (1.925%) management fee.

5. Lessee, at Lessee's sole expense, shall be responsible for all of the Construction Costs, as defined in Paragraph 4, in excess of Six Million One Hundred Seventy Thousand Dollars ($6,170,000.00) provided, however, such Six Million One Hundred Seventy Thousand Dollar ($6,170,000.00) amount shall be increased to Six Million Eight Hundred Thousand Dollars ($6,800,000.00), and Lessor shall then be responsible for such Six Million Eight Hundred Thousand Dollars ($6,800,000.00) sum of Construction Costs, if Lessor is able to secure permanent financing in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000.00) pursuant to either of the following subparagraphs.

(a) In the event Lessor is able to obtain permanent financing in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000.00) at an interest rate lese than nine and three-quarters percent (9-3/4%) amortized over thirty (30) years; in such case the monthly rental for the Premises shall be calculated as provided in Paragraph 2 hereof.

(b) In the event Lessor is unable to obtain permanent financing in the amount of Six Million Eight Hundred Thousand Dollars (86,800,000.00) at an interest rate of less than nine and three quarters percent (9-3/4%) prior to October 1, 1979, but Lessor is able to obtain permanent financing in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000.00) at a higher but still the best interest rate available to Lessor amortized over a thirty (30) year period. In such case, at the sole option of Lessee, monthly rental for the Premises shall be determined by the following formula:

      The initial monthly rental for the Premises shall be Lessor's monthly debt service payment under said permanent financing multiplied by one and one-quarter (1-1/4/1. 25).

6. In the event any permanent financing obtained by Lessor includes a provision allowing the lender to call the maturity of the permanent loan (and thereby achieve total repayment of the permanent loan) prior to thirty (30) years and if the lender exercises such right, the monthly rental for the Premises, effective on the date of such refinancing shall be recalculated according to the following formula:

      X + (B-A) = New Monthly Rental

      X = the monthly rental payable during the immediately preceding calendar month as it may have been increased pursuant to Paragraph 34 of the Lease.

      A = one-twelfth (1/12) of the number of dollars equal to the interest rate on Lessor's previous permanent financing multiplied by the then existing outstanding principal balance under such permanent financing at the time of total repayment of such financing.

      B = one-twelfth (1/12) of the number of dollars equal to the interest rate on Lessor's replacement permanent financing multiplied by the existing outstanding principal balance under Lessor's previous permanent financing at the time of total repayment of such financing.

Provided, however, in no instance shall the monthly rental for the Premises after such recalculation be less than "X" in the above formula.

7. Lessee shall have access to all of Lessor's records and accounts relating to construction of the office building and the Construction Costs at all times, and Lessee shall have the right to audit such books and records at any time. Lessor shall deliver to Lessee, prior to execution, all contracts and plans, and Lessor shall obtain Lessee's approval of all contracts and plans prior to execution and implementation of same. Lessor shall obtain standard warranties from all contractors, subcontractors and materialmen. Lessee shall have the right to make changes in the Plans, as defined in the Lease, at any time; provided, however, in the event any such Lessee' changes in the Plans delay the scheduled completion data of the project beyond December 1st, 1997 and such delay is not attributable to any cause or event other than Lessee's changes in the Pans, the commencement date of the Lease with regard to monthly rent only shall occur earlier than as defined in the Lease by the number of days equal to the number of days of delay in the scheduled completion date of the project beyond December 1, 1997 which are solely attributable to Lessee's changes in the Plans.

8. Lessor agrees to use Lessor's best efforts to get the lowest possible interest rate on any permanent financing on the Premises or any financing on the Premises referred to herein or in the Lease; provided, however, Lessee shall have the right to provide any such financing if Lessee is able to obtain a lower interest rate on any such financing.

9. Notwithstanding anything to the contrary in the WITNESSETH, Lessor's obligation to repair defects in the materials and construction of the office building and any other improvements constructed by Lessor pursuant to the Lease, shall include all patent and latent defects in the office building and other improvements constructed by Lessor pursuant to Lease, but shall not include repairs required due to ordinary wear and tear or repairs required due to damage caused by Lessee. 10. Lessee hereby authorized Lessor to apply for permanent financing from Mutual of New York on the following terms:

      1. Amount - $6,800,000.00.

      2. Amortization Term - Thirty (30) years.

      3. Lender Call Privilege fifteen (15) years.

      4. Interest Rate - 10% with lender right to increase up to 10 1/4% upon California usury law 10% Limitation being changed.

      5. Rent Coverage Over Monthly Debt Service Charge - 1.25.

Lessor's loan application in conformance with the foregoing shall be attached hereto within thirty (30) days after Lessor's application.

In the event the interest rate under the above authorized permanent financing is actually increased by the lender to 10 1/4%, effective on the day of such increase in the interest rate, the monthly rental for the Premises shall be recalculated under Paragraph 5 (b) (1) hereof.

IN WITNESS WHEREOF, the parties hereto have executed two(2) or more copies of the Letter Agreement on June 7, 1979.

"Lessor"

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by John A. Sobrato her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg by John A. Sobrato his Attorney in Fact
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

"Lessee"

AMDAHL CORPORATION

By /s/ Don L. Beck
Its Facilities Manager

                                      LEASE

THIS LEASE,  executed in duplicate as of the 7th day of June, 1979, between JOHN
A. SOBRATO and SUSAN R. SOBRATO, a married couple; CARL E. BERG and MARY ANN BERG, a married couple, hereinafter collectively called Lessor, and AMDAHL CORPORATION, a Delaware corporation, hereinafter called Lessee. WITNESSETH: that Lessor does hereby lease unto Lessee and Lessee does hereby hire and take from Lessor those certain premises situated in the City of Santa Clara, State of California, and described as follows, to wit: that property which is shown as Parcel __ (comprising approximately 7.565 acres) on the map attached hereto as Exhibit "A", and made a part hereof, the precise legal description of said premises to be attached hereto as part of Exhibit "A", within sixty (60) days of the date hereof, said legal description to be first approved by Lessee, together with the improvements consisting of a two-story office building which office building shall contain at least one hundred twenty-five thousand (125,000) gross square feet. The office building shall be constructed on the premises by independent contractors to be employed by and under the supervision of Lessor, as general contractor, in accordance with the plans and specifications ("Plans") to be prepared by Lessor, all such construction to be at the expense of Lessor and Lessee as provided in a separate Letter Agreement between Lessor and Lessee. Such Plans are subject to the reasonable approval of lessee and will be attached hereto as Exhibit "B", at such time, and made a Part hereof. Lessee shall have the right to approve all contractors, subcontractors and materialmen as well as the design, materials and workmanship of the construction. Lessee shall also have the right to approve all expenses relating to construction of said improvements before Lessor has contracted for same.

This Lease  shall not  become  effective  and the lease term shall not  commence unless  and until the  two-story  office  building,  consisting  of at least one hundred twenty-five thousand (124,000) enclosed, gross square feet, is Fully Complete and Ready for Occupancy, as defined herein. If such office building is not Fully Complete and Ready for Occupancy by November 1, 1979 (extended by the length of a delay, directly caused by strikes, acts of God or by any other cause which is both beyond the reasonable control of Lessor and not now reasonably foreseeable by Lessor), Lessee, at its option, shall have the right to terminate this Lease and Lessor shall refund to Lessee any and all sums which may have been paid by Lessee to Lessor prior to such time. Lessee shall also have the right to terminate this Lease and receive any and all sums which may have been paid by Lessee to Lessor prior to such time if the landscaping relating to Parcel __ or any remaining work on the office building exterior is not completed in accordance with all of the applicable Plans within sixty (60) days after such building is Fully Complete and Ready for Occupancy or if the required attachment to Exhibit "A" hereto has not been attached within the time prescribed herein. "Fully Complete and Ready for Occupancy" shall mean that (i) all necessary governmental approvals, permits, consents and certificates have been obtained by or for Lessor for the lawful construction by Lessor, and occupancy by Lessee, of said premises and improvements, excluding work attributable to trade fixtures and any special fit-up requested by Lessee, but including the certificate of occupancy for said Premises and improvements unless Lessee has occupied the premises and improvements prior to Lessor's receipt of such certificate, (ii) all of the building interior fully meets all of the applicable Plans, (iii) all of the building exterior substantially meets the applicable Plans, including paved parking areas, and (iv) said building interior is in "broom clean"
finished condition. Notwithstanding anything to the contrary herein, Lessor warrants that there shall be no defects in the materials or construction of the office building and any other improvements constructed by Lessor as provided herein, and Lessor shall repair any such defects in the materials or construction of the office building and any other improvements constructed by Lessor as provided herein if any such defects are discovered within seven (7) years after the commencement of the term of this Lease. Lessor shall also be responsible for the enforcement of any customary or expressed warranties from any subcontractors, material or equipment supplier, architect and engineer.

The term shall be for twenty (20) years, subject to the renewal options set forth in Paragraph 33 hereof. Unless Lessee has theretofore elected to terminate this Lease, as provided hereinabove, the term shall commence when the office building is Fully Complete and Ready for Occupancy and (i) Lessee has entered into occupancy of the office building or (ii) Lessor has received the certificate of occupancy for the office building, whichever shall occur first. Rental shall be payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor without deduction, setoff or demand at 20700 Valley Green Drive, Cupertino, California 95014, or such place or places as may be designated in writing from time to time by Lessor, in advance, in installments as follows: The rental shall be Sixty Thousand Dollars ($60,000.00) per month payable on the 1st day of each calendar month throughout the term of this Lease, subject to modification as provided in a separate Letter Agreement between Lessor and Lessee.

It is further mutually agreed between the parties as follows:

1.  USE AND  POSSESSION.  The  premises  and  improvements  are to be  used  for administrative offices, engineering, research, development, warehousing, receiving and inspecting, manufacturing, shipping, employees' cafeteria, assembly of computer-oriented electronic equipment and any other legal uses. If Lessee with Lessor's consent takes possession prier to the commencement of said term, Lessee shall do so subject to all the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the said term at the same monthly rate as that prescribed for the first month of the said term, subject to proration as Provided in the WITNESSETH. Any such early taking of possession shall not be deemed a formal acceptance of the premises and/or improvements as being Fully Complete and Ready for Occupancy and shall not be deemed a waiver of any of Lessee's rights hereunder. 2. HOLDING OVER. If Lessee holds possession hereunder after the expiration of the term of this Lease with consent of Lessor, Lessee shall become a tenant from month to month upon all of the terms and conditions herein specified.

3. ENTRY BY LESSOR. Following reasonable notice, and when accompanied by an employee of Lessee, Lessor and the agents and employees of Lessor shall have the right to enter upon said premises at all reasonable times to inspect the same to see that no damage has been or is done and to Protect any and all rights of Lessor and to post such reasonable notices as Lessor may desire to protect the rights of the Lessor. Lessor may for a Period commencing ninety (90) days prior to the end of the lease term, or any extension thereof, have reasonable access to the premises for the purpose of exhibiting the same to prospective tenants and may place upon said premises any usual or ordinary "for sale" or "to lease" signs.

4. CONDITION AND REPAIRS. Subject to the WITNESSETH hereinbefore provided, Lessee shall at Lessee's sole cost and expense, maintain, repair and keep the interior and exterior of the premises, including the roof and all structural components, and each and every part thereof and all appurtenances thereto
(including, without limitation, sidewalks fronting thereon, wiring, plumbing, sewage system, heating and air cooling installations, glazing and skylights, in or bordering the premises and any store front), in good condition and repair during the term of this Lease; damage thereto by wear and tear, fire, earthquake, acts of 50d or the elements, other casualties and defects in design, materials and construction excepted. In the event Lessee should fail to start the repairs required of Lessee forthwith upon thirty (30) days written notice by Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same and Lessee agrees to repay Lessor as additional rent the cost as Part of the rental Payable on the next day upon which rent becomes due. Lessee agrees upon the expiration of the term of this Lease or sooner termination to surrender the Premises in the same condition as received; ordinary wear and tear, fire, earthquake, acts of God or the elements, other casualties and defects in design, materials and construction excepted. In the event that any alterations, repairs or acts of any kind shall be required to be done by reason of Lessee's occupancy in connection with the premises or any part thereof under the provisions of any law, ordinance or rule now in force or hereafter enacted by municipal, state or national authority, the sane shall be made at the cost and expense of Lessee. Lessee shall maintain the landscaping. All vinyl wall surfaces are to be maintained in as good a condition as when Lessee took possession free of holes, gouges, or defacements. Lessee to limit attachments to vinyl wall surfaces exclusively to V-joints with no larger than #6 screws.

All repairs, alterations and improvements that may be required under-this Paragraph 4 shall be done at the cost and expense of Lessee. Lessee will at all times permit any proper notices, including proper notices of non-responsibility, to be posted and to remain posted until the completion and acceptance of such work.

5. WASTE AND ALTERATIONS. Lessee shall not commit, or permit to be committed, any waste upon the said premises. Lessee shall obtain Lessor's Written consent, which consent shall not be unreasonably withheld, for any alteration or repair costing more than Five Thousand Dollars (S5,000.00), and no work shall commence until two (2) days after Lessee receives Lessor's written consent. Lessor hereby gives his consent to the installation and removal, upon termination, of computer flooring paid for by Lessee.

Upon termination of this Lease, Lessee may remove its property and Lessee shall restore the premises to original condition at Lessee's expense. Except as otherwise provided herein, any property that is installed by Lessee after Lessee takes Possession, which has become an integral part of the building, shall, if agreed by Lessor and Lessee, become Lessor's property. In the event of any subsequent additions or alterations, Lessee agrees to restore to original condition as existed when Lessee first occupied upon written request of Lessor. Lessee shall have the right to remove trade fixtures, equipment and personal property at any time.

6. ABANDONMENT. Lessee shall not vacate or abandon the premises at any time during the term, and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by Process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, subject to applicable provisions of law, at the option of Lessor, except such property as may be mortgaged by Lessee.

7. ASSIGNMENT AND SUBLETTING. Lessee may assign or sublet all or Part of the premises without Lessor's consent to a parent, subsidiary, affiliate or in connection with a merger, consolidation or sale of substantially all of its assets.

With respect to any other sublease or assignment, Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another Person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease, providing Lessor has not unreasonably withheld such consent. With respect to any other sublease or assignment except as provided in the first paragraph of this Paragraph 7, of this lease, this Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of lay, without the written consent of Lessor, which shall not be unreasonably withheld. With respect to any other sublease or assignment except as provided in the first paragraph of this Paragraph 7, of this Lease, if Lessee desires to assign its rights under this Lease or to sublet all or a part of the premises, Lessee shall first notify Lessor of the proposed terms and conditions of such assignment or subletting; and Lessor shall have the right o(pound) first refusal to enter into a direct lessor-lessee relationship with such party under such proposed terms and conditions, in which event Lessee shall be relieved of its obligations hereunder to the extent of the lessor-lessee relationship entered into between Lessor and such third party; provided that Lessor shall not have the above right of first refusal if the term of a proposed assignment or sublease including option to extend is for a term not in excess of five (5) years.

8. INDEMNIFICATION OF LESSOR. Lessee shall, during the term of this [ease, save harmless Lessor from any and all loss, damage, claims of damage, demands, obligations, cause or causes of action, or liabilities of any kind or nature (including reasonable costs or attorneys fees if Lessor is made a party to any action to which Lessee's indemnity runs hereunder), by reason of injury or death of any person or persons or damage to any property of any kind and to whomsoever belonging, occurring on the premises if caused by Lessee, Lessee's officers, directors, employees' agents subtenants and assignees. concessionaires and licensees, except that Lessor shall be liable to lessee for damages resulting from the acts, willful omissions or negligence of Lessor, Lessor's officers, directors, employees and agents. Lessor shall hold Lessee harmless from all damages arising out of any such damage. A party's obligation under this Paragraph 8 to hold the other party harmless shall be limited to any excess sum over insurance proceeds, if any, received by the party being indemnified' including, without limitation, all attorneys' fees and other litigation costs and indemnified expenses incurred by the person.


9. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, subject to the applicable grace periods set forth in Paragraph 10 hereof, this Lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee.

10.  DEFAULT.  Any of the  following  events shall  constitute a default of this
Lease:

      (a) Failure to pay rent or any other sums due to Lessor upon the date when said payment is due, said failure continuing for a Period of ten (10) days after written notice of default;

      (b) Abandonment or vacation by Lessee of all of the premises;

      (c) A general assignment by Lessee for the benefit of creditors;

      (d) The filing of a voluntary petition in bankruptcy by Lessee or the filing of an involuntary petition by Lessee's creditors, said petition remaining undischarged for a period of thirty (30) days;

      (e) The appointment of a receiver to take possession of substantially all of Lessee's assets or of the leased premises, said receivership remaining undissolved for a period of thirty (30) days;

      (f) Attachment, execution or other judicial seizure of substantially all of Lessee's assets or the premises, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty (30) days after the levy thereof;

      (g) Failure to commence repairs, required to be made by Lessee hereunder, within thirty (30) days after written notice thereof from Lessor to Lessee;

      (h) Failure to perform any of Lessee's covenants hereunder, except those listed in items (a) through (h) above, said failure continuing for thirty
      (30) days after written notice thereof from Lessor to Lessee, unless Lessee has in good faith commenced curing a breach of this Lease.

In the event of a default, and in addition to all other rights and remedies Lessor may have at law, Lessor shall have the option to do any or all of the following:

      A. REENTRY. Immediately reenter and remove all Persons and Property from the premises, storing said personal property in a public warehouse or elsewhere at the cost of and for the account of Lessee. No such reentry or taking of possession of the premises by Lessor shall be construed as an election on his Part to terminate this Lease, unless a written notice of such intention is given by the Lessor to Lessee or unless the termination thereof be decreed by a court of competent Jurisdiction.

      B. WITHOUT TERMINATION OF THE LEASE PURSUE THE REMEDY PROVIDED BY THIS LEASE AND CIVIL CODE SECTION 1951. Without termination of the Lease, collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or to enforce by suit or otherwise, any other term or provision hereof on the part of Lessee required to be kept or performed, it being specifically agreed that all unpaid installments of rent or other sums shall bear interest at the highest legal rate from the due date thereof until paid.

      Without terminating the Lease, Lessor shall relet the premises or any part thereof for such term or terms (Which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in his reasonable discretion may deem advisable with the right to make alterations and repairs to said premises necessary for reletting. upon such reletting, (i) Lessee is immediately liable to pay to Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expense of such reletting, including reasonable expenses to prepare the premises for such reletting and reasonable attorneys' fees and real estate commissions, and the amount; if any, by which the rent reserved in this Lease for the Period of such reletting (up to but not beyond the term of the Lease) exceeds the amount agreed to be paid as rent by new Lessee for the demised premises for such Period on such reletting, or (ii) at the option of Lessor, rent received by Lessor for such reletting shall be applied first to payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to payment of any costs and expenses of such reletting; third, to payment of rent due and unpaid hereunder; and, the residue, if any, shall be held by lessor and applied in payment of future rent as nay become due and Payable hereunder. If Lessee has been credited with any rent to be received for reletting under option (i), and such rent shall not be promptly Paid to Lessor by new Lessee, or if such rentals received from such reletting under option (ii) during any month be less than paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

      PROVIDED, HOWEVER, that if the Lessor does not relet said premises himself, then Lessee may sublet or assign his interest in the Lease, or both, pursuant to Paragraph 7 hereunder.

      Any reasonable expenses incurred for renovation and alteration of the premises in order to put said premises in condition for occupancy by the assignee or sublessee of Lessee, shall be borne by Lessee.

      C. TERMINATION OF THE LEASE PURSUANT 1951.2 OF THE CIVIL CODE. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy he may have, he may recover from lessee, at the time of award, any and all of the following damages:

           (i) All unpaid rent up to the time of termination, plus interest thereon at the legal rate.

           (ii) Between the date of termination and the date of award, the difference between the unpaid rent and the amount of such rental loss that the Lessee proves Lessor could reasonably have avoided, plus interest thereon at the legal rate.

           (iii) The discounted present value of the difference between the unpaid rent for the balance of the term after the award and the amount of such rental loss the Lessee proves the Lessor could have reasonably avoided. The discount rate shall be the prime interest rate of the Federal Reserve Bank of San Francisco, plus one percent (1%).

           All of these amounts shall be immediately due and payable at date of award, from the Lessee to Lessor. In addition to the amount recovered for damages for loss of past and future rents, Lessor shall be entitled to recover reasonable expenses in retaking the property, in making repairs Lessee was obligated to make, in preparing the property for reletting, and in reletting the property, and other such damages as necessary to compensate Lessor for all the detriment caused by Lessee, including, but not limited to, breaches of specific covenants of the Lease such as the promise to maintain and the promise to restore the Premises on termination.

11. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall not terminate all or any existing subleases or subtenancies, but shall operate as an assignment to Lessor of any or all such subleases or subtenancies.

12. LITIGATION EXPENSES. If either party shall bring an action against the other by reason of the breach of any covenant, warranty or condition hereof, or otherwise arising out of this Lease, whether for declaratory or other relief, the prevailing party in such suit shall be entitled to its costs of suit and reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. Prevailing party within the meaning of this paragraph shall include, without limitation, a party who brings an action against the other after the other's default, if such action is dismissed upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or if the plaintiff or cross-complainant obtains substantially the relief sought by it in the action.

13. UTILITIES. Lessee shall pay for all the water, sewage, fuel, gas, oil, heat, electricity, telephone, janitorial and landscape maintenance during the term of this Lease.

14. LIENS. Lessee shall keep the premises and building of which the premises are a part free and clear of any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee; provided, however that such covenant shall not include any construction done by Lessor. In the event any such lien is filed, Lessee shall do all acts necessary to discharge any lien within thirty (30) days of filing, or if lessee desires to contest any such lien, then Lessee shall deposit with Lessor one and one-half (1-1/2) times the amount of said lien as security for the payment of said lien claim or provide adequate bonding for such lien.

15. TAXATION. In addition to all other Payments herein provided to be made by Lessee and as additional rental hereunder, Lessee agrees to pay to the County tax collector prior to delinquency, all real property taxes and special assessments which have become or may become a lien upon the demised premises (or are otherwise imposed or assessed on the demised premises) or any portion thereof or upon improvements thereon or improvements added thereto during the term of this Tease, provided that any said taxes and assessments shall be paid over the maximum period permitted by law and Lessee shall be liable on only those payments due during the term hereof. If Lessee fails to pay such taxes and/or assessments, in addition to all other remedies Lessor has herein, Lessor shall have the right to pay any or all of such taxes and/or assessments and to recover reimbursement therefor from Lessee. Taxes and assessments for the year in which this Lease commences and for the year in which it terminates shall be equitably prorated. Lessee shall have the right to contest any assessment or tax, and in the event that Lessee decides to attempt such contest, Lessor shall provide documents that are reasonably necessary to that end.

If at any time during the term of this Lease a tax or excise on rents or other tax, however described, is levied or assessed against Lessor, as a substitute in whole or in part for real property taxes assessed or imposed on premises, Lessee shall pay before delinquency such tax or excise on rents or such other tax to the extent that such tax or excise on rents or other tax is a substitute in whole or in part for real property taxes on the premises. In the event that a tax or excise on rents is levied or assessed against Lessor, as a substitute in Whole or in part for taxes assessed or imposed on the premises, and the taxing authority takes the position that Lessee cannot pay and discharge such tax on behalf of the Lessor, then at the election of Lessor, Lessor may increase the rent charged hereunder by the exact portion of such tax which is a substitute in whole or in part for real property taxes on the premises, and Lessee agrees to Pay said portion as additional rent at the time rental payments are due.

Lessee shall be liable for all taxes levied against personal Property, inventory and bale fixtures.

16. USES PROHIBITED. Lessee shall not use, or permit said Premises or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises' nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about said premises, any article which may be prohibited by said insurance policies. Lessee shall, at Lessee's sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of the hereinafter mentioned fire and public liability insurance covering said building and appurtenances.

17. INSURANCE. Lessee shall maintain comprehensive public liability, plate glass and property damage insurance to protect against any liability to the public, or to any employee, agent or invitee of lessee or Lessor, incident to the use of or resulting from any accident occurring in or about the premises, with limits of liability of not less than One trillion Dollars (S1,000,000.00) for injury to one Person, Two Million Dollars ($2,000,000.00) for injury to two or more persons and Five Hundred Thousand Dollars ($500,000.00) for property damage. All policies of insurance provided for herein shall:

      (a) Be written in companies authorized to do business in the State of California, and rated "AAA" Or better in Best's Insurance Reports, or as specifically otherwise accepted by Lessor by written consent.

      (b) Be written as Primary policies of insurance and not contributing with or in excess of any coverage which Lessor may carry, and cover, insure and name Lessor as an additional assured.

      (c) Contain an endorsement requiring thirty (30) days. written notice to Lessor prior to cancellation or any change in coverage.

During the term of this Lease, Lessee, at its expense, shall maintain in force insurance against loss or damage by fire to the improvements located upon the leased premises in the initial amount of Five Million Eight Hundred Thousand Dollars ($5,800,000.00) with extended and vandalism coverage and special extended Perils ("all risk"), which amount may be increased in future years based upon bona fide appraised increases in replacement cost. However, Lessee need not purchase insurance covering damage due to earthquake.

Such insurance shall be procured from a responsible insurance company or companies authorized to dc business in California, and the policies evidencing such insurance may be endorsed with a mortgagee's loss payable endorsement in standard form and shall be delivered to Lessor (and kept by Lessor or encumbrancer), and renewals thereof shall be delivered by Lessee to Lessor at least thirty (30) days prior to their respective expiration dates and shall be kept by Lessor or any encumbrancer. Lessor shall be named as additional insured on said policies which shall provide that Lessor be given thirty (30) days' notice of any nonpayment of premium or cancellation.

Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional Premium charge above that charged by insurance companies issuing policies without waiver of subrogation the Party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

18. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force pertaining to Lessee's occupancy of the premises.

19. EFFECTS OF CONVEYANCE. If Lessor is not in default of any of its obligations hereunder, the term "Lesser" as used in this Lease means only the owner for the time being of the land and buildings containing the premises, so that, in the event of any sale of said land and buildings, or in the event of a lease of said buildings, the transferring Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the lessor hereunder; provided that the purchasing Lessor of the buildings assumes and agrees to carry out any and all covenants and obligations of the Lessor hereunder.

20. ADVERTISEMENTS AND SIGNS. Lessee shall not inscribe, paint or affix any signs, advertisements, placecards or awnings on the exterior or roof of the premises or upon the entrance doors, windows, or the sidewalk on or adjacent to the premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent. Any signs so placed on the premises shall-be so placed upon the understanding and agreement that Lessee will remove same at expiration or termination of this Lease and will repair any damage or injury to the premises caused thereby, and if not so removed by Lessee, then Lessor may remove it at Lessee's expense.

21. DESTRUCTION OF PREMISES. If the building on the premises is damaged or destroyed by fire, earthquake, act of God, the elements or as the result of faulty construction or design, Lessee shall give immediate notice thereof to Lessor and the monthly rent due hereunder shall be immediately reduced by an amount equal to the amount of rent per square foot to be Paid hereunder multiplied by the number of unusable square feet of floor space. If any such damage or destruction is covered by insurance as provided in Paragraph 17 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage or destruction as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this [ease within thirty (30) days after such damage or destruction. If neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided, and Lessor shall be entitled to all real property insurance proceeds. If this Lease is terminated, Lessor shall be entitled to receive all real property insurance proceeds less the portion of such insurance proceeds attributable to Lessee's equipment and Lessee's improvements which have been paid for or installed by Lessee, which portion shall be paid to Lessee. If a damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 17 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If a damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 17 hereof and neither party has terminated this Lease, or the damage or destruction is less than said thirty-five Percent (35%), Lessor shall be responsible for reconstruction as above provided, but Lessor's expense for said reconstruction shall be repaid to Lessor by Lessee in equal installments amortized over the remaining term of this Lease, including any options exercised by Lessee, including interest 2t a rate of two percent (27) over the best rate obtainable by Lessor for funds used to finance such reconstruction.

22. CONDEMNATION. The word "condemnation" or "condemned" as used in this Lease shall mean the exercise of the power of eminent domain expressed by the condemnor in any writing as well as by the filing of any action or proceeding for such purpose by any entity having the right of power of eminent domain, and shall include a voluntary sale by Lessor to any such entity, either under threat of condemnation or while condemnation proceedings are pending, and
"condemnation" shall occur upon the actual taking of possession by the condemnor. In the event the demised premises or any part thereof is condemned and such condemnation materially interferes with Lessee's use of the premises, this Lease shall terminate, and Lessor and Lessee shall be entitled to their respective interests in the amount of any award made with respect thereto, Lessee to receive any portions of the award made as compensation for moving expenses, the value of Lessee's trade fixtures, equipment alterations improvements and personal property which Lessee is entitled to remove, and Lessee's loss of business. The appraisal of the court, or the condemning entity if the condemnation is not determined by a court, of the amount of any such award allocable to such items shall be conclusive. If the total award be fixed by negotiation and be greater than the condemning entity's appraisal, the portion attributable to such items shall be the same proportion of the actual award as said items were of the entity's appraisal. If such condemnation does not materially interfere with Lessee's use of the premises, this Lease shall continue except that rental shall be reduced for the remainder of the term of this Lease, as may be extended' in proportion to the amount of the premises condemned, using the square footage of the building as a base. In such event Lessor, at Lessor's expense, shall repair and remodel the remainder of the premises so that the remaining premises can be used effectively by Lessee. If Lessor's portion of the award is not sufficient to repair and remodel, then Lessee shall reimburse Lessor for the cost of such repairs and remodeling to the extent they exceed Lessor's portion of the award in the same manner as provided in the last sentence of Paragraph 21.

23. WAIVER. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

24. NON-DISTURBANCE. Notwithstanding any subordination of this Lease, Lessee shall have the right to quiet possession and shall not be disturbed by a successor in interest to Lessor, provided Lessee is not in default under this Lease and so long as Lessee shall pay rent and observe all other provisions of this Lease. 25. ARBITRATION. In each case where there is a dispute between the parties under this Lease the dispute shall be settled by arbitration. Such arbitration shall be determined as provided in this paragraph and all arbitrators shall be disinterested persons of at least ten years' experience in an executive capacity in the active management of major real properties in the Northern California Area. The party desiring such arbitration shall give notice to that effect to the other Party, specifying in said notice the name and address of such person designated to act as arbitrator on its behalf. Within twenty (20) days after the service of such notice, the other party shall give notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator, as aforesaid, within or by the time above specified then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed. If the said two arbitrators shall not agree upon the decision to be made in such dispute, they shall, themselves, appoint a third arbitrator who shall be a competent and impartial person; and in the event of their failure to make such decision to appoint such arbitrator within ten (10) days after their meeting, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request the then presiding judge of any Court having jurisdiction thereof to appoint such third arbitrator, and the other party shall not raise any question as to the Court's full power and jurisdiction to entertain the application and make the appointment and the person so appointed shall be the third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. The decision in which any two of the arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party' or in whose stead as above provided such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. Except as otherwise provided in this Lease, said arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon any arbitration decision rendered may be entered by any Court having jurisdiction thereof.

26. NOTICES. All notices to be given hereunder shall be in writing.

27. SUCCESSORS AND ASSIGNS. The covenants and agreements contained in this Lease shall be binding upon the parties hereto and upon their respective heirs, executors, administrators, successors and assigns.

28. REMEDIES CUMULATIVE. The remedies available to Lessor under the terms of this agreement and in law or equity shall be cumulative and the exercise of one remedy shall not constitute an election of remedies.

29. TIME. Time is of the essence of this Lease.

30. CAPTIONS. The captions in this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

31. SPECIAL MAINTENANCE. Lessee shall provide maintenance at least bimonthly to all air conditioning and heating equipment and repair or replace any equipment when required, including the cost of labor, when not covered by existing warranties. Lessee to supply lessor with a copy of maintenance agreement contract with a licensed air conditioning service contractor or provide preventative maintenance in accordance with accepted industry practice.

32. FLOOR TILE. Lessee to replace floor tile to Lessor's satisfaction in the event tile is not in the same condition at the expiration o. this Lease as when first received, exclusive of normal wear and tear, damage by fire' earthquake, acts of God or the elements, other casualties or resulting from defects in construction, materials or design.

33. RENEWAL OPTIONS. Lessee shall have an option to renew this Lease for fifteen
(15) consecutive five (5) year terms, commencing on the expiration of the original term of this Lease, by giving notice to Lessor at least one hundred and twenty (120) days prior to the expiration of the original, or the then extended term, of Lessee's election to exercise this option to renew. The extended terms shall be upon all the terms and conditions set forth herein, including, but not limited to, Paragraph 34 hereof.

34. RENTAL INCREASES. The monthly rental for each five (5) year period during which this Lease remains in force and effect, commencing with the sixth (6th) year of this lease, shall increase by the amount equal to seven percent (7%) of the monthly rental payable during the five (5) year period immediately preceding each such period.

35. SHORT FORM. Lessee shall have the right to record a short form of this Lease and Lessor agrees to assist Lessee in such recordation.

36. EXHIBITS. Exhibits A, B and C attached hereto and to be attached hereto are incorporated herein by reference thereto.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

"Landlord"

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato
SUSAN R. SOBRATO

/s/ Carl E. Berg by John A. Sobrato his Attorney in Fact
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

"Tenant"

AMDAHL CORPORATION

By /s/ Don L. Beck
Its Facilities Manager

Mr. John A, Sobrato
Sobrato-Berg Properties III
20700 Valley Green Drive
Cupertino, California 95014

Re: Letter Agreement Modifying Lease

Dear John:

This Letter Agreement shall serve as a modification of the lease (hereinafter called "Lease") between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E, BERG and MARY ANN BERG, a married couple (hereinafter collectively called "Lessor" and AMDAHL CORPORATION (hereinafter called "Lessee"), a Delaware corporation, which Lease is dated April 3, 1979 and amended per the Addendum to Lease dated June 7, 1979, whereby Lessor leased to Lessee certain premises (hereinafter called "Premises") situated in the City of Santa Clara, County of Santa Clara, State o! California, the Premises being located on the property described in Exhibit A to the Lease. Lessor and Lessee hereby agree to the following modifications and understandings to and regarding the Lease.

1. Lessor shall be responsible for construction of the office building as provided for in the Lease. Lessee shall have the right to approve the design, materials, subcontractors, materialmen, all contracts and all expenses of construction prior to Lessor contracting for, performing or paying for same.

2. Except as provided in Paragraph 5 hereof, notwithstanding the rental amount of($75,146.87) Seventy Five Thousand One Hundred Forty Six and Eighty Seven Cents. per month to be payable by Lessee to Lessor as set forth in the WITNESSETH of the Lease, as amended by the Addendum to Lease.

3. Lessor, at Lessor's sole expense, shall be responsible for the Construction Costs, as hereinafter defined, except as provided in Paragraph 5 hereof.

4. "Construction Costs" shall mean all costs incurred and paid for by Lessor in constructing the office building, including but not limited to, fees to independent contractors working on construction of the office building, materials for the office building, title insurance premiums, architects' and engineers' fees for development of plane for the office building, and City fees and permit changes, all necessary bonds and insurance policies, costs for interest on the construction during the course of construction, including points for commitments therefor, the cost of the land underlying the Premises (at the rate of Five Dollars ($5,00) per square foot), interest at the prime rate on the cost of the land underlying the Premises (at the rate of Five Dollars ($5.00) per square foot) during construction only, costs of permits, any construction fees or area fees of the City of Santa Clara, any taxes on the land during the construction period, any costs to extend utility service to the property, and the cost of soil tests, on-site supervision costs, and a fee to Lessor of one point nine twenty-five percent (1.925%) for management fees, exclusive of Lessor's one point nine twenty-five percent (1.9251%) management fee.

5. Lessee, at Lessee's sole expense, shall be responsible for all of the Construction Costs, an defined in Paragraph 4, in excess of Six Million Nine Hundred Fifty Thousand Dollars ($6,950,000.)

6. Lessee shall have access to all of Lessor's records and accounts related to construction of the office building and the Construction Costs at all times, and Lessee shall have the right to audit such books and records at any time. Lessor shall deliver to Lessee, prior to execution, all contracts and plans, and Lessor shall obtain Lessee's standard warranties from all contractors, subcontractors and materialmen. Lessee shall have the right to make changes in the Plans, as defined in the Lease, at any time; provided, however, in the event any such Lessee changes in the Plans delay the scheduled completion date of the project beyond December 1, 1978 and such delay in not attributable to any cause or event other than Lessee's changes in the Plans, the commencement date of the Lease with regard to monthly rent only shall occur earlier than as defined in the Lease by the number of days equal to the number of days of delay in the scheduled completion date of the project beyond December 1, 1979 which are solely attributable to Lessee's changes in the Plans.

7. Lessor agrees to use Lessor's best efforts to get the lowest possible interest rate and the highest principal amount (up to Six Million Nine Hundred Fifty Thousand Dollars ($6,950,000.) on any permanent financing on the Premises or any financing on the Premises referred to herein or in the Lease; provided, however, Lessee shall have the right to provide any such financing it Lessee is able to obtain a lower interest rate on any such financing prior to the submittal of any loan application by Lessor which has previously been approved by Lessee.

8. Notwithstanding anything to the contrary in the WITNESSETH, Lessor's obligation to repair defects in the materials and construction of the office building and any other improvements constructed by Lessor pursuant to the Lease, shall include all patent and latent defects in the office building and other improvements constructed by Lessor pursuant to Lease, but shall not include repairs required due to ordinary wear and tear or repairs required due to damage caused by Lessee.

9. Lessee hereby authorizes Lessor to apply for permanent financing from any institutional lender approved by Lessee on the following terms:

      1. Amount - $6,100,00 to $6,950,000.00

      2. Amortization Term - Twenty-Nine (29) years.

      3. Lender Call Privilege - Twenty-Nine (29) years,

      4. Interest Rate - 9 3/4%

      5. Loan Fee - 0 - 3 1/2%

      6. Rent Coverage Over Monthly Debt Service Charge - 1. 25.

Lessor's loan application in conformance with the foregoing is hereby attached hereto.

10. Notwithstanding anything to the contrary herein, in the event Lessor is unable to obtain interim financing in an amount sufficient to pay for all Construction Costs, Lessee shall be responsible for Construction Costs in excess of Six Million Nine hundred Fifty Thousand Dollars ($6,950,000.00) according to the following;

      (a) Lessee shall not be required to pay Lessor any sum of money until Lessor has expended all interim financing funds and Lessee has received a verified affidavit from Lessor's interim financing lender (Union Bank) that all interim financing funds have been exhausted exclusive of such lender's reserve requirement;

      (b) Upon Lessee's approval of invoice for such Construction Costs, such approval to occur within thirty (30) days after Lessee's receipt of such invoices, Lessee shall pay Lessor any amounts due Lessor. In the event Lessee does not pay Lessor within sixty (60) days, Lessor may draw upon Letter of Credit as specified in paragraph 11 (c) below.

      (c) Lessee's obligations contained in Paragraph 11 (b) shall be secured by an irrevocable conditional letter of credit in the name of Lessor in the amount of Five Hundred Fifty Thousand Dollars (550,000.00) which letter of credit shall provide that Lessor may draw on the letter of credit upon delivery to the bank issuing the letter of credit of a verified affidavit stating that Lessee has failed to perform according to the provisions of Paragraph 11 (B) and the amount due Lessor as well as the invoice(s) reflecting the payments due Lessor;

      (d) Lessee may reduce the amount of the conditional letter of credit from time to time as payments are made to Lessor and in amount equal to the payments made to Lessor (Lessor shall execute all documents required to so reduce the amount of the letter of credit).

11. In the event Lessee makes changes to the building that cause the permanent lender to reduce the amount of the committed permanent financing amount of Six Million Nine Hundred Fifty Thousand Dollars, then Lessee shall be responsible for the difference Pursuant to Paragraph 5 hereof.

IN WITNESS HEREOF, the parties hereto have executed two (2) or more copies of this Letter Agreement on October 19, 1979.

"Lessor"

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by John A. Sobrato her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg by John A. Sobrato his Attorney in Fact
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

"Lessee"

AMDAHL CORPORATION

By /s/ Don L. Beck
Its Facilities Manager

                              ADDENDUM # 2 TO LEASE
THIS ADDENDUM TO LEASE, executed in duplicate as of the 19th day of October, 1979, between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and MARY ANN BERG, a married couple, (hereinafter collectively called "Lessor"), and AMDAHL CORPORATION, a Delaware corporation thereinafter called "Lessee"),

                                   WITNESSETH

A. Lessor and Lessee entered into that certain lease thereinafter called "Lease") dated April 3, 1979, whereby Lessor leased unto Lessee those certain premises situated in the City of Santa Clara, County of Santa Clara, State of California, and described as follows, to wit: that property which is shown as Parcel 1 on that certain Parcel Hap recorded April 13, 1079 in Book 438 of Maps, at Pages 17 and 18, Official Records of Santa Clara County (comprising approximately 7,365 acres) together with the improvements consisting of a two-story office building which office building shall contain at least one hundred twenty-eight thousand (128,000) gross square feet. The Lease has been amended by that certain Addendum to Lease dated seventh day of June, 1979.

B. Lessor and Lessee desire to amend the Lease as hereinafter provided.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

1, Witnesseth, Monthly Rectal. The rental of Seventy-Three Thousand Six Hundred Ninety-Two dollars ($73,692,00)-per month and as amended in the Addendum to Lease dated seventh of June, 1970, payable on the first day of each calendar month throughout the term of the Lease, is set forth on Page 5 of the Lease, is hereby changed and amended to be Seventy Five Thousand One Hundred Forty-Six Dollars and Eighty-Seven Cents ($75,146.87)

 2. Witnesseth. Term. The term of this Lease, twenty (20) years as set forth on Page 4 of the Lease is hereby changed and amended to be twenty-nine (29) years and shall continue to be subject to the renewal options as set forth in Paragraph 33 of the Lease.

 3. Lease. Except as specifically modified and amended by this Addendum # 2 to Lease, and the Addendum to Lease dated seventh of June, 1978, the Lease shall remain in full force and effect upon the terms, covenants and conditions contained in the Lease.
 IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease in one (1) or more copies on the day and year first above written.

"Lessor"

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato by John A. Sobrato her Attorney in Fact
SUSAN R. SOBRATO

/s/ Carl E. Berg by John A. Sobrato his Attorney in Fact
CARL E. BERG

/s/ Mary Ann Berg by John A. Sobrato her Attorney in Fact
MARY ANN BERG

"Lessee"

AMDAHL CORPORATION

By /s/ Don L. Beck
Its Facilities Manager

                             ADDENDUM NO. 3 TO LEASE

THIS ADDENDUM NO. 3 TO LEASE is entered as of the 6th day of December, 1979, by and between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and MARY ANN BERG, a married couple, CLYDE J. BERG and NANCY BERG, a married couple, and ROBERT M. GRANUM, II and KAY GRANUM, a married couple (hereinafter collectively called "Lessor") and AMDAHL CORPORATION, a Delaware corporation (hereinafter called "Lessee").

                               W I T N E S S E T H

The parties enter this Addendum No. 3 to Lease on the basis of the following facts, intentions and understandings:

A. Lessor and Lessee entered into that certain lease (hereinafter called "Lease") dated April 3, 1979 whereby Lessor leased unto Lessee those certain premises situated in the City of Santa Clara, County of Santa Clara, State of California, and described as follows, to-wit: the property which is shown as Parcel 1 on that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, at Pages 17 and 18, Official Records of Santa Clara County (comprising approximately 7.365 acres) together with the improvements consisting of a two-story office building, which office building shall contain at least one hundred twenty-eight thousand (128,000) gross square feet.

B. Lessor and Lessee have amended the Lease per Addendum to Lease dated June 7, 1979 and per Addendum No. 2 to Lease dated October 19, 1979 (hereinafter collectively called "Prior Addenda").

C. Lessor and Lessee have modified the Lease per Letter Agreement Modifying Lease (hereinafter called "Letter Agreement") dated August 27, 1979.

D. Lessor and Lessee now desire to amend the Lease as hereinafter provided.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

1. Prior Addenda and Letter Agreement. The Prior Addenda and the Letter Agreement are hereby cancelled and nullified.

2. Witnesseth. Monthly Rental. The rental of Sixty Thousand Dollars ($60,000.00) per month payable on the first day of each calendar month throughout the term of the Lease, as set forth on Page 5 of the Lease, is hereby changed and amended to be Seventy-Five Thousand One Hundred Forty-Six Dollars and Eighty-Seven Cents ($75,146.87) per month.

3. Witnesseth. Term. The term of the Lease as set forth on Page 4 of the Lease is hereby changed and amended to be twenty-nine (29) years and shall continue to be subject to the renewal options set forth in Paragraph 33 of the Lease.

4. Witnesseth. Lessee hereby approves all contractors, subcontractors and materialmen involved in construction of the office building as well as the design, materials and workmanship of the construction. Lessee further approves all expenses incurred to date relating to construction of the improvements.

5. Witnesseth. Acceptance. Lessee and Lessor hereby confirm and agree that the office building was Fully Complete and Ready for Occupancy, as defined on Page 2 of the Lease, on December 1, 1979 and on said date Lessee accepted the office building for occupancy.

6. Witnesseth. Repairs. Notwithstanding anything to the contrary in the WITNESSETH. Lessor's obligation to repair defects in the materials and construction of the office building and any other improvements constructed by Lessor shall include all patent and latent defects in the office building and other improvements) but shall not include repairs required due to ordinary wear and tear or repairs required due to damage caused by Lessee.

7. Paragraph 7. Assignment and Subletting. Wherever in Paragraph 7 of the Lease the consent of Lessor is required to an assignment of the Lease, The Board of Trustees of the National Electrical Contractors Association Pension Benefit Trust Fund shall also have the right of approval of any such assignment, as long as such approval is not unreasonably withheld, such approval to be based upon the financial condition and management capabilities of the proposed assignee. Lessee shall continue to remain liable under the Lease in the event of a sublease, unless Lessor exercises Lessor's right of first refusal to enter into a direct Lessor/Lessee relationship with any such party. 8. Cancellation or Surrender. Lessor and Lessee shall not mutually agree to the cancellation or surrender of the Lease without obtaining the prior written consent of The Board of Trustees of the National Electrical Contractors Association Pension Benefit Trust Fund as long as such approval is not unreasonably withheld.

9. Lease. Except as specifically modified and amended by this Addendum No. 3 to Lease, the Lease shall remain in full force and effect upon the terms, covenants and conditions contained in the Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum No 3 to Lease in one (1) or more copies on the day and year first above written.

"Lessor"
JOHN A. SOBRATO and
SUSAN R. SOBRATO, CARL
E. BERG and MARY ANN BERG,
CLYDE J. BERG and NANCY
BERG, ROBERT M. GRANUM, II
and KAY GRANUM

/s/ John A. Sobrato
JOHN A. SOBRATO

/s/ Susan R. Sobrato
SUSAN R. SOBRATO

/s/ Carl E. Berg
CARL E. BERG

/s/ Mary Ann Berg
MARY ANN BERG

/s/ Clyde J. Berg
CLYDE J. BERG

/s/ Nancy Berg
NANCY BERG

/s/ Robert M. Granum II
ROBERT M. GRANUM, II

/s/ Kay Granum
KAY GRANUM

"Lessee"

AMDAHL CORPORATION

By /s/ Don L. Beck
Its Facilities Manager

APPROVED AND AGREED TO:
The Board of Trustees of the
National Electrical Contractors
Association - Pension Benefit
Trust Fund

By
Its

                                      LEASE
THIS LEASE, executed in duplicate as of the 21st day of November, 1983, between CARL E. BERG and MARY ANN BERG, Trustees of the Berg Living Trust UTA, dated May 1, 1981, as to an undivided 81.01% interest, CLYDE BERG and NANCY BERG, Trustees of the Clyde Berg Living Trust UTA, dated December 17, 1981, as to an undivided 11.83% interest, and CLYDE BERG, Trustee of Carl Berg Child's Trust UTA, dated June 2, 1978, as to an undivided 7.16% interest, hereinafter collectively called "Lessor", and AMDAHL CORPORATION, a Delaware corporation, hereinafter called "Lessee".

WITNESSETH: that Lessor does hereby lease unto Lessee and Lessee does hereby hire and take from Lessor those certain Premises (hereinafter called the "Premises") situated in the City of Santa Clara, County of Santa Clara, State of California, and described as follows:

      Parcel 2 as shown on that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, at Pages 17 and 18, Official Records of Santa Clara County.

together with the improvements ("Improvements") consisting of an office building which shall contain approximately 65,000 to 85,000 gross square feet. The office building shall be constructed on the Premises by an independent general contractor to be employed by and under the supervision of Lessor, as developer, in accordance with the plans and specifications ("Plans") to be prepared by Lessor and approved by Lessee. Such Plans will be attached hereto as Exhibit "A" at such time as Lessee approves the same and made a part hereof. Lessee shall have the right to approve all contractors, subcontractors and materialmen as well as the design, materials and workmanship of the construction. Lessee shall also have the right to approve all expenses relating to construction of said Improvements before Lessor has contracted for same.

This Lease shall not become effective and the lease term shall not commence unless and until the office building, consisting of at approximately 65,000 to 85,000 enclosed, gross square feet, is Fully Complete and Ready for Occupancy, as defined herein. Lessor shall cause the office building to be Fully Complete and Ready for Occupancy no later than May 1, 1984; however, if the office building is not Fully Complete and Ready for Occupancy by such date, the lease term shall not commence and Lessor shall not be liable for any damages by reason of such delay. Provided, however, that if such office building is not Fully Complete and Ready for Occupancy by October 1, 1984 (extended by the length of a delay directly caused by strikes, acts of God, change orders requested by Lessee or by any other cause which is both beyond the reasonable control of Lessor and not now reasonably foreseeable by Lessor), Lessee, at its option, shall have the right to terminate this Lease and Lessor shall refund to Lessee any and all sums which may have been paid by Lessee to Lessor prior to such time. Lessee shall also have the right to terminate this Lease and receive any and all sums which may have been paid by Lessee to Lessor prior to such time if the landscaping on the Premises or any remaining work on the office building exterior is not completed in accordance with all of the applicable Plans within sixty (60) days after such building is Fully Complete and Ready for Occupancy. "Fully Complete and Ready for Occupancy" shall mean that (i) all necessary governmental approvals, permits, consents and certificates have been obtained by or for Lessor for the lawful construction by Lessor, and occupancy by Lessee, of said Premises and Improvements, excluding work attributable to trade fixtures and any special fit-up requested by Lessee, but including the certificate of occupancy for said Premises and Improvements unless Lessee has occupied the Premises and Improvements prior to Lessor's receipt of such certificate, (ii) all of the building interiors substantially meet all of the applicable Plans, (iii) all of the building exterior substantially meets the applicable Plans, including paved parking areas, and (iv) said building interior is in "broom clean" finished condition. Notwithstanding anything to the contrary herein, Lessor warrants that there shall be no defects in the materials or construction of the office building and any other improvements constructed by Lessor as provided herein, and Lessor shall repair any such defects in the materials or construction of the office building and any other improvements constructed by Lessor as provided herein if any such defects are discovered within seven (7) years after the commencement of the term of this Lease. Lessor shall also be responsible for the enforcement of any customary or expressed warranties from any subcontractors, material or equipment supplier, architect and engineer.

The term shall be for twenty (20) years, subject to the renewal options set forth in Paragraph 33 hereof. Unless Lessee has theretofore elected to terminate this Lease, as provided hereinabove, the term shall commence when the office building is Fully Complete and Ready for Occupancy and (i) Lessee has entered into occupancy of the office building or (ii) Lessor has received the certificate of occupancy for the office building, whichever shall occur first. Lessee shall pay Lessor rent throughout the term in an amount determined in accordance with Exhibit "B" attached hereto. Rental shall be payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor without deduction, setoff or demand at 10050 Bandley Drive, Cupertino, California 95014, or such place or places as may be designated in writing from time to time by Lessor, in advance. The rental shall be payable on the 1st day of each calendar month throughout the term of this Lease.

It is further mutually agreed between the parties as follows: 1. USE AND POSSESSION. The Premises and Improvements are to be used for administrative offices, engineering, research, development, warehousing, receiving and inspecting, manufacturing, shipping, employees' cafeteria, assembly of computer-oriented electronic equipment and any other legal uses. If Lessee with Lessor's consent takes possession prior to the commencement of said term, Lessee shall do so subject to all the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the said term at the same monthly rate as that prescribed for the first month of the said term, subject to proration for any partial month. Any such early taking of possession shall not be deemed a formal acceptance of the Premises and/or Improvements as being Fully Complete and Ready for Occupancy and shall not be deemed a waiver of any of Lessee's rights hereunder.

2. HOLDING OVER. If Lessee holds possession hereunder after the expiration of the term of this Lease with consent of Lessor, Lessee shall become a tenant from month-to-month upon all of the terms and conditions herein specified.

3. ENTRY BY LESSOR. Following reasonable notice, and when accompanied by an employee of Lessee, Lessor and the agents and employees of Lessor shall have the right to enter upon said Premises at all reasonable times to inspect the same, to see that no damage has been or is done and to protect any and all rights of Lessor and to post such reasonable notices as Lessor may desire to protect the rights of the Lessor. Lessor may for a period commencing ninety (90) days prior to the end of the lease term, or any extension thereof, have reasonable access to the Premises for the purpose of exhibiting the same to prospective tenants and may place upon said Premises any usual or ordinary "for sale" or "to lease" signs.

4. CONDITION AND REPAIRS. Subject to the WITNESSETH hereinbefore provided, Lessee shall at Lessee's sole cost and expense maintain, repair and keep the interior and exterior of the Premises, including the roof and all structural components, and each and every part thereof and all appurtenances thereto
(including, without limitation, sidewalks fronting thereon, wiring, plumbing, sewage system' heating and air cooling installations, glazing and skylights, in or bordering the Premises), in good condition and repair during the term of this Lease; damage thereto by wear and tear, fire, earthquake, acts of God or the elements, other casualties and defects in design, materials and construction excepted. In the event Lessee should fail to start the repairs required of Lessee forthwith upon thirty (30) days' written notice by Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same and Lessee agrees to repay Lessor as additional rent the cost thereof as part of the rental payable on the next day upon which rent becomes due. Lessee agrees upon the expiration of the term of this Lease or sooner termination to surrender the Premises in the same condition as received; ordinary wear and tear, fire, earthquake, acts of God or the elements, other casualties and defects in design, materials and construction excepted. In the event that any alterations, repairs or acts of any kind shall be required to be done by reason of Lessee's occupancy in connection with the Premises or any part thereof under the provisions of any law, ordinance or rule now in force or hereafter enacted by municipal, state or national authority, the same shall be made at the cost and expense of Lessee. Lessee shall maintain the landscaping. All vinyl wall surfaces are to be maintained in as good a condition as when Lessee took possession, free of holes, gouges, or defacements. Lessee shall limit attachments to vinyl wall surfaces exclusively to V-joints with no larger than #6 screws. All repairs, alterations and improvements that may be required under this Paragraph 4 shall be done at the cost and expense of Lessee. Lessee will at all times permit any proper notices, including proper notices of nonresponsibility, to be posted and to remain posted until the completion and acceptance of such work.

5. WASTE AND ALTERATIONS. Lessee shall not commit, or permit to be committed, any waste upon the said Premises. Lessee shall obtain Lessor's written consent, which consent shall not be unreasonably withheld, for any alteration or repair costing more than Five Thousand Dollars ($5,000.00), and no work shall commence until two (2) days after Lessee receives Lessor's written consent. Lessor hereby consents to the installation and removal, upon termination, of computer flooring paid for by Lessee.

Upon termination of this Lease, Lessee may remove its property and Lessee shall restore the Premises to original condition at Lessee's expense; ordinary wear and tear, fire, earthquake, acts of God or the elements, other casualties and defects in design, materials and construction excepted. Except as otherwise provided herein, any property that is installed by Lessee after Lessee takes possession which has become an integral part of the building shall, if agreed by Lessor and Lessee, become Lessor's property. In the event of any subsequent additions or alterations, Lessee agrees to restore to original condition as existed when Lessee first occupied upon written request of Lessor; ordinary wear and tear, fire, earthquake, acts of God or the elements, other casualties and defects in design, materials and construction excepted. Lessee shall have the right to remove trade fixtures, equipment and personal property at any time.

6. ABANDONMENT. Lessee shall not vacate or abandon the Premises at any time during the term, and if Lessee shall abandon, vacate or surrender said Premises! or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, subject to applicable provisions of law, at the option of Lessor, except such property as may be mortgaged by Lessee.

7. ASSIGNMENT AND SUBLETTING. Lessee may assign or sublet all or part of the Premises without Lessor's consent to a parent, subsidiary or affiliate or in connection with a merger, consolidation or sale of substantially all of its assets.

With respect to any other sublease or assignment, Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the said Premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease, providing Lessor has not unreasonably withheld such consent. With respect to any other sublease or assignment except as provided in the first paragraph of this Paragraph 7 of this Lease, this Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor, which shall not be unreasonably withheld. With respect to any other sublease or assignment except as provided in the first paragraph of this Paragraph 7 of this Lease, if Lessee desires to assign its rights under this Lease or to sublet all or a part of the Premises, Lessee shall first notify Lessor of the proposed terms and conditions of such assignment or subletting; and Lessor shall have the right of first refusal to enter into a direct lessor-lessee relationship with such party under such proposed terms and conditions, in which event Lessee shall be relieved of its obligations hereunder to the extent of the lessor-lessee relationship entered into between Lessor and such third party; provided that Lessor shall not have the above right of first refusal if the term of a proposed assignment or sublease including option to extend is for a term not in excess of five (5) years.

8. INDEMNIFICATION OF LESSOR. Lessee shall, during the term of this Lease, save harmless Lessor from any and all loss, damage, claims of damage, demands, obligations, cause or causes of action, or liabilities of any kind or nature (including reasonable costs or attorneys' fees if Lessor is made a party to any action to which Lessee's indemnity runs hereunder), by reason of injury or death of any person or persons or damage to any property of any kind and to whomsoever belonging, occurring on the Premises if caused by Lessee, Lessee's officers, directors, employees, agents, subtenants and assignees, concessionaires and licensees, except that Lessor shall be liable to Lessee for damages resulting from the acts, willful omissions or negligence of Lessor, Lessor's officers, directors, employees and agents. Lessor shall hold Lessee harmless from all damages arising out of any such damage. A party's obligation under this Paragraph 8 to hold the other party harmless shall be limited to any excess sum over insurance proceeds, if any, received by the party being indemnified, including, without limitation, all attorneys' fees and other litigation costs and indemnified expenses incurred by the person.

9. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, subject to the applicable grace periods set forth in Paragraph 10 hereof, this Lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee.

10.  DEFAULT.  Any of the  following  events shall  constitute a default of this
Lease:

      (a) Failure to pay rent or any other sums due to Lessor upon the date when said payment is due, said failure continuing for a period of ten (10) days after written notice of default;

      (b) Abandonment or vacation by Lessee of all of the Premises;

      (c) A general assignment by Lessee for the benefit of creditors;

      (d) The filing of a voluntary petition in bankruptcy by Lessee or the filing of an involuntary petition by Lessee's creditors, said petition remaining undischarged for a period of thirty (30) days;

      (e) The appointment of a receiver to take possession of substantially all of Lessee's assets or of the leased Premises, said receivership remaining undissolved for a period of thirty (30) days;

      (f) Attachment, execution or other judicial seizure of substantially all of Lessee's assets or the Premises, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty (30) days after the levy thereof; (g) Failure to commence repairs, required to be made by Lessee hereunder, within thirty (30) days after written notice thereof from Lessor to Lessee; (h) Failure to perform any of Lessee's covenants hereunder, except those listed in items (a) through (g) above, said failure continuing for thirty (30) days after written notice thereof from Lessor to Lessee, unless Lessee has in good faith commenced curing said failure.

In the event of a default, and in addition to all other rights and remedies Lessor may have at law, Lessor shall have the option to do any or all of the following:

      A. RE-ENTRY. Immediately re-enter and remove all persons and property from the Premises, storing said personal property in a public warehouse or elsewhere at the cost of and for the account of Lessee. No such reentry or taking of possession of the Premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given by the Lessor to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. B. WITHOUT TERMINATION OF THE LEASE PURSUE THE REMEDY PROVIDED BY THIS LEASE AND CIVIL CODE SECTION 1951.4. Without termination of the Lease, collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or enforce by suit or otherwise, any other term or provision hereof on the part of Lessee required to be kept or performed, it being specifically agreed that all unpaid installments of rent or other sums shall bear interest at the highest legal rate from the due date thereof until paid.

      Without terminating the Lease, Lessor shall relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable with the right to make alterations and repairs to said Premises necessary for reletting. Upon such reletting, (i) Lessee is immediately liable to pay to Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expense of such reletting, including reasonable expenses to prepare the Premises for such reletting and reasonable attorneys' fees and real estate commissions, and the amount, if any, by which the rent reserved in this Lease for the period of such reletting (up to but not beyond the term of the Lease) exceeds the amount agreed to be paid as rent by any new Lessee for the demised Premises for such period on such reletting, or (ii) at the option of Lessor, rent received by Lessor for such reletting shall be applied first to payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to payment of any costs and expenses of such reletting; third, to payment of rent due and unpaid hereunder; and, the residue, if any, shall be held by Lessor and applied in payment of future rent as may become due and payable hereunder. If Lessee has been credited with any rent to be received for reletting under option (i), and such rent shall not be promptly paid to Lessor by the new Lessee, or if such rentals received from such reletting under option (ii) during any month be less than paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

      PROVIDED, HOWEVER, that if the Lessor does not relet said Premises itself, then Lessee may sublet or assign its interest in the Lease, or both, pursuant to Paragraph 7 hereunder. Any reasonable expenses incurred for renovation and alteration of the Premises in order to put said Premises in condition for occupancy by the assignee or sublessee of Lessee shall be borne by Lessee.

      C. TERMINATION OF THE LEASE PURSUANT TO SECTION 1951.2 OF THE CIVIL CODE. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy he may have, he may recover from Lessee, at the time of award, any and all of the following damages:

           (i) All unpaid rent up to the time of termination, plus interest thereon at the legal rate.

           (ii) Between the date of termination and the date of award, the difference between the unpaid rent and the amount of such rental loss that the Lessee proves Lessor could reasonably have avoided, plus interest thereon at the legal rate.

           (iii) The present value of the difference between the unpaid rent for the balance of the term after the award and the amount of such rental loss the Lessee proves the Lessor could have reasonably avoided' computed by discounting such amount at the discount interest rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%) .

All of these amounts shall be immediately due and payable at the date of award, from the Lessee to Lessor. In addition to the amount recovered for damages for loss of past and future rents, Lessor shall be entitled to recover reasonable expenses in retaking the property, in making repairs Lessee was obligated to make, in preparing the property for reletting, and in reletting the property, and other such damages as necessary to compensate Lessor for all the detriment caused by Lessee, including, but not limited to, breaches of specific covenants of the Lease such as the promise to maintain and the promise to restore the Premises on termination.

11. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall not terminate all or any existing subleases or subtenancies, but shall operate as an assignment to Lessor of any or all such subleases or subtenancies.

l2. LITIGATION EXPENSES. If either party shall bring an action against the other by reason of the breach of any covenant, warranty or condition hereof, or otherwise arising out of this Lease, whether for declaratory or other relief, the prevailing party in such suit shall be entitled to its costs of suit and reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. Prevailing party within the meaning of this paragraph shall include, without limitation, a party who brings an action against the other after the other's default, if such action is dismissed upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or if the plaintiff or cross- complainant obtains substantially the relief sought by it in the action.

13. UTILITIES. Lessee shall pay for all the water, sewage, fuel, gas, oil, heat, electricity, telephone janitorial and landscape maintenance during the term of this Lease.

14. LIENS. Lessee shall keep the Premises and building of which the Premises are a part free and clear of any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee and all indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee; provided, however that such covenant shall not include construction done by Lessor. In the event any such lien is filed, Lessee shall do all acts necessary to discharge any lien within thirty (30) days of filing, or if Lessee desires to contest any such lien, then Lessee shall deposit with Lessor one and one-half (1 1/2) times the amount of said lien as security for the payment of said lien claim or provide adequate bonding for such lien.

15. TAXATION. In addition to all other payments herein provided to be made by Lessee and as additional rental hereunder, Lessee agrees to pay to the County tax collector prior to delinquency, all real property taxes and special assessments which have become or may become a lien upon the demised Premises (or are otherwise imposed or assessed on the demised Premises) or any portion thereof or upon improvements thereon or improvements added thereto during the term of this Lease, provided that any said taxes and assessments shall be paid over the maximum period permitted by law and Lessee shall be liable on only those payments due during the term hereof. If Lessee fails to pay such taxes and/or assessments, in addition to all other remedies Lessor has herein, Lessor shall have the right to pay any or all of such taxes and/or assessments and to recover reimbursement therefor from Lessee. Taxes and assessments for the year in which this Lease commences and for the year in which it terminates shall be equitably prorated. Lessee shall have the right to contest any assessment or tax, and in the event that Lessee decides to attempt such contest, Lessor shall provide documents that are reasonably necessary to that end. If at any time during the term of this Lease a tax or excise on rents or other tax, however described, is levied or assessed against Lessor, as a substitute in whole or in part for real property taxes assessed or imposed on Premises, Lessee shall pay before delinquency such tax or excise on rents or such other tax to the extent that such tax or excise on rents or other tax is a substitute in whole or in part for real property taxes on the Premises. Upon the passage of any law deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the taxation of deeds of trust or debts secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents ("Deed of Trust") and Promissory Note Secured by Deed of Trust ("Note") on the Premises executed of even date herewith by and between Lessor, as borrower and trustor, and Lessee, as lender and beneficiary, evidencing and securing an indebtedness of no more than $9,000,000.00, Lessee shall pay such tax before delinquency. In the event that a tax or excise on rents is levied or assessed against Lessor, as a substitute in whole or in part for taxes assessed or imposed on the Premises, or a tax on the Note or Deed of Trust is levied or assessed against Lessor, and the taxing authority takes the position that Lessee cannot pay and discharge such tax on behalf of the Lessor, then at the election of Lessor, Lessor may increase the rent charged hereunder by the exact portion of such tax which is a substitute in whole or in part for real property taxes on the Premises or a tax on the Note or Deed of Trust, and Lessee agrees to pay said portion as additional rent at the time rental payments are due. Lessee shall be liable for all taxes levied against personal property, inventory and trade fixtures.

16. USES PROHIBITED. Lessee shall not use, or permit said Premises, or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which the said Premises are hereby leased; and no use shall be made or permitted to be made of the said Premises, nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by said insurance policies. Lessee shall, at Lessee's sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of the hereinafter mentioned fire and public liability insurance covering said building and appurtenances.

17. INSURANCE. Lessee shall maintain during the term of this Lease comprehensive public liability, plate glass and property damage insurance to protect against any liability to the public, or to any employee, agent or invitee of Lessee or Lessor, incident to the use of or resulting from any accident occurring in or about the Premises, with limits of liability of not less than One Million
Dollars ($1,000,000.00) for injury to one person, Two Million Dollars ($2,000,000.00) for injury to two or more persons, and Five Hundred Thousand Dollars ($500,000.00) for property damage. All policies of insurance provided for herein shall:

      (a) Be written by companies authorized to do business in the State of California, and rated "AAA" or better in Best's Insurance Reports, or as specifically otherwise accepted by Lessor by written consent.

      (b) Be written as primary policies of insurance and not contributing with or in excess of any coverage which Lessor may carry, and cover, insure and name Lessor as an additional assured.

      (c) Contain an endorsement requiring thirty (30) days' written notice to Lessor prior to cancellation or any change in coverage.

During the term of this Lease, Lessee, at its expense, shall maintain in force insurance against loss or damage by fire to the improvements located upon the leased Premises in the initial amount of Eight Million Dollars ($8,000,000.00) with extended and vandalism coverage and special extended perils ("all risk"), which amount may be increased in future years based upon bona fide appraised increases in replacement cost. However, Lessee need not purchase insurance covering damage due to earthquake.

Such insurance shall be procured from a responsible insurance company or companies authorized to do business in California, and the policies evidencing such insurance may be endorsed with a mortgagee's loss payable endorsement in standard form and shall be delivered to Lessor (and kept by Lessor or encumbrancer), and renewals thereof shall be delivered by Lessee to Lessor at least thirty (30) days prior to their respective expiration dates and shall be kept by Lessor or any encumbrancer. Lessor shall be named as additional insured on said policies which shall provide that Lessor be given thirty (30) days' notice of any nonpayment of premium or cancellation. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

18. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force pertaining to Lessee's occupancy of the Premises.

19. EFFECTS OF CONVEYANCE. If Lessor is not in default of any of its obligations hereunder, the term "Lessor" as used in this Lease means only the owner for the time being of the land and buildings containing the Premises, so that, in the event of any sale of said land and buildings, or in the event of a lease of said buildings, the transferring Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder; provided that the purchasing Lessor of the buildings assumes and agrees to carry out any and all covenants and obligations of the Lessor hereunder.

20. ADVERTISEMENTS AND SIGNS. Lessee shall not inscribe, paint or affix any signs, advertisements, placecards or awnings on the exterior or roof of the Premises or upon the entrance doors, windows, or the sidewalk on or adjacent to the Premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent. Any signs so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at expiration or termination of this Lease and will repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee, then Lessor may remove it at Lessee's expense.

21. DESTRUCTION OF PREMISES. If the building on the Premises is damaged or destroyed by fire, earthquake, act of God, the elements or as the result of faulty construction or design, Lessee shall give immediate notice thereof to Lessor and the monthly rent due hereunder shall be immediately reduced by an amount equal to the amount of rent per square foot to be paid hereunder multiplied by the number of unusable square feet of floor space. If any such damage or destruction is covered by insurance as provided in Paragraph 17 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage or destruction as soon as possible after such damage or destruction; provided however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided, and Lessor shall be entitled to all real property insurance proceeds. If this Lease is terminated, Lessor shall be entitled to receive all real property insurance proceeds less the portion of such insurance proceeds attributable to Lessee's equipment and Lessee's improvements which have been paid for or installed by Lessee, which portion shall be paid to Lessee. If damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 17 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 17 hereof and neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided, but Lessor's expense for said reconstruction shall be repaid to Lessor by Lessee in equal installments amortized over the remaining term of this Lease, including any options exercised by Lessee, including interest at a rate of two percent (2%) over the best rate obtainable by Lessor for funds used to finance such reconstruction. 22. CONDEMNATION. The word "condemnation" or "condemned" as used in this Lease shall mean the exercise of the power of eminent domain expressed by the condemnor in any writing as well as by the filing of any action or proceeding for such purpose by any entity having the right of power of eminent domain, and shall include a voluntary sale by Lessor to any such entity, either under threat of condemnation or while condemnation proceedings are pending, and "condemnation" shall occur upon the actual taking of possession by the condemnor. In the event the demised Premises or any part thereof is condemned and such condemnation materially interferes with Lessee's use of the Premises, this Lease shall terminate, and Lessor and Lessee shall be entitled to their respective interests in the amount of any award made with respect thereto, Lessee to receive any portions of the award made as compensation for moving expenses, the value of Lessee's trade fixtures, equipment, alterations, improvements and personal property which Lessee is entitled to remove, and Lessee's loss of business. The appraisal of the court, or the condemning entity if the condemnation is not determined by a court, of the amount of any such award allocable to such items shall be conclusive. If the total award be fixed by negotiation and be greater than the condemning entity's appraisal, the portion attributable to such items shall be the same proportion of the actual award as said items were of the entity's appraisal. If such condemnation does not materially interfere with Lessee's use of the Premises, this Lease shall continue except that rental shall be reduced for the remainder of the term of this Lease, as it may be extended, in proportion to the amount of the Premises condemned, using the square footage of the building as a base. In such event Lessor, at Lessor's expense, shall repair and remodel the remainder of the Premises so that the remaining Premises can be used effectively by Lessee. If Lessor's portion of the award is not sufficient to repair and remodel, then Lessee shall reimburse Lessor for the cost of such repairs and remodeling to the extent they exceed Lessor's portion of the award in the same manner as provided in the last sentence of Paragraph 21.

23. WAIVER. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such repair.

24. NON-DISTURBANCE. Notwithstanding any subordination of this Lease, Lessee shall have the right to quiet possession and shall not be disturbed by a successor in interest to Lessor, provided Lessee is not in default under this Lease and so long as Lessee shall pay rent and observe all other provisions of this lease.

25. ARBITRATION. In each case where there is a dispute between the parties under this Lease the dispute shall be settled by arbitration. Such arbitration shall be determined as provided in this paragraph and all arbitrators shall be disinterested persons of at least ten years' experience in an executive capacity in the active management of major real properties in the Northern California area. The party desiring such arbitration shall give notice to that effect to the other party, specifying in said notice the name and address of such person designated to act as arbitrator on its behalf. Within twenty (20) days after the service of such notice, the other party shall give notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The arbitrators so chosen shall meet within ten
(10) days after the second arbitrator is appointed. If the said two arbitrators shall not agree upon the decision to be made in such dispute, they shall, themselves, appoint a third arbitrator who shall be a competent and impartial person; and in the event of their failure to make such decision to appoint such arbitrator within ten (10) days after their meeting, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request the then presiding judge of any Court having jurisdiction thereof to appoint such third arbitrator, and the other party shall not raise any question as to the court's full power and jurisdiction to entertain the application and make the appointment and the person so appointed shall be the third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. The decision in which any two of the arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party, or in whose stead as above provided such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. Except as otherwise provided in this Lease, said arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon any arbitration decision rendered may be entered by any court having jurisdiction thereof.

26. NOTICES. All notices to be given hereunder shall be in writing.

27. SUCCESSORS AND ASSIGNS. The covenants and agreements contained in this Lease shall be binding upon the parties hereto and upon their respective heirs, executors, administrators, successors and assigns.

28. REMEDIES CUMULATIVE. The remedies available to Lessor under the terms of this agreement and in law or equity shall be cumulative and the exercise of one remedy shall not constitute an election of remedies.

29. TIME. Time is of the essence of this Lease.

30. CAPTIONS. The captions in this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

31. SPECIAL MAINTENANCE. Lessee shall provide maintenance at least bimonthly to all air conditioning and heating equipment and repair or replace any equipment when required, including the cost of labor, when not covered by existing warranties. Lessee shall supply Lessor with a copy of a maintenance agreement contract with a licensed air conditioning service contractor or provide preventative maintenance in accordance with accepted industry practice.

32. FLOOR TILE. Lessee shall replace floor tile to Lessor's satisfaction in the event tile is not in the same condition at the expiration of this Lease as when first received, exclusive of normal wear and tear, damage by fire, earthquake, acts of God or the elements, other casualties or resulting from defects in construction, materials or design.

33. RENEWAL OPTIONS. Lessee shall have an option to renew this Lease for fifteen
(15) consecutive five (5) year terms, commencing on the expiration of the original term of this Lease, by giving notice to Lessor at least one hundred twenty (120) days prior to the expiration of the original, or the then extended term, of Lessee's election to exercise this option to renew. The extended terms shall be upon all the terms and conditions set forth herein, including, but not limited to, Paragraph 34 hereof.

34. RENTAL INCREASES. The monthly rental for each five (5) year period during which this Lease remains in force and effect, commencing with the sixth (6th) year of this Lease, shall increase by an amount equal to seven percent (7%) of the monthly rental payable during the five (5) year period immediately preceding each such period.

35. SHORT FORM. Lessee shall have the right to record a short form of this Lease and Lessor agrees to assist Lessee in such recordation.

36. ENTRY. Prior to the commencement of the term of this Lease, Lessee and Lessee's agents and employees may enter upon the Premises in order to study the same and perform tests which Lessee, in Lessee's sole discretion' deems necessary.

37. EXHIBITS. Exhibits A and B attached hereto and to be attached hereto are incorporated herein by reference thereto.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

"Landlord"

/s/ Carl E. Berg
Carl E. Berg, Trustee of the Berg Living Trust UTA

/s/ Mary Ann Berg by Carl E. Berg her Attorney in Fact
Mary Ann Berg,  Trustee of the Berg Living  Trust UTA

/s/ Clyde Berg by Carl E. Berg his Attorney in Fact
Clyde Berg, Trustee of the Clyde Berg Living  Trust UTA

/s/ Nancy Berg by Carl E. Berg her Attorney in Fact
Nancy Berg, Trustee of the Clyde Berg Living Trust UTA

/s/ Clyde Berg by Carl E.Berg his Attorney in Fact
Clyde Berg, Trustee of the Carl Berg Child's Trust UTA

"Tenant"
AMDAHL CORPORATION

By /s/ E. S. Hartford
E. S. Hartford Director of Facilities

                               Exhibit A to Lease
                                      Plans
                                [to be attached]

                               Exhibit B to Lease
                                Rent Calculation

1. Initial Rent. Lessee shall pay Lessor monthly rent ("Rent") during the term of the Lease and exercised options determined in accordance with this Rider. Within thirty (30) days of the commencement of the Lease term, Lessee and Lessor shall determine the initial Rent ("Initial Rent") and shall execute a certificate setting forth the Initial Rent. The Initial Rent shall be the Rent for the entire term of the Lease and exercised options, subject only to (i) the rental increases ("7% Increases") set forth in Section 34 of the Lease and (ii) possible adjustment of the Initial Rent in accordance with Paragraphs 4, 5 or 7 of this Exhibit and (iii) any other increases provided for in the Lease.

2. Rent Determination. The Initial Rent shall be calculated by taking the sum of the following:

      (i) An amount ("Mortgage Payment") equal to the monthly payment due on that certain loan ("Loan") made by Lessee to Lessor for an amount equal to Costs, as defined below, amortized over 30 years at an interest rate of 9 l/2%, payable monthly in advance.

      (ii) The Guaranteed Cash Flow, as defined below.

Notwithstanding that Initial Rent is calculated based on Mortgage Payment and Guaranteed Cash Flow, as defined below, Initial Rent shall not be affected when the Loan or Loans as provided herein have been fully amortized. Initial Rent shall not be reduced when the Loan or Loans are fully amortized but shall continue as adjusted by Paragraph l only.

EXAMPLE:

      - Amdahl funds Loan at 9.5% amortized over 30 years.

      - Amdahl exercises options and continues to occupy building at start of year 31.

      -Cost = $8,000,000.00

      Initial Rent   =    $82,080.00
                     x          107%
                     ---------------
      Rent 6th Year  =    $87,826.00
                     x          107%
                     ---------------
      Rent 11th Year =    $93,973.00
                     x          107%
                     ---------------
      Rent 16th Year =   $100,551.00
                     x          107%
                     ---------------
      Rent 21st Year =   $107,590.00
                     x          107%
                     ---------------
      Rent 26th Year =   $115,121.00
                     x          107%
                     ---------------
      Rent 31st Year =   $123,794.00
                Etc.

3. Guaranteed Cash Flow. Lessor shall receive a guaranteed net monthly cash flow ("Guaranteed Cash Flow") equal to the difference between (i) the Mortgage Payment and (ii) the monthly payment in advance required to amortize the Costs at 11% over 20 years ("Monthly Rent").

EXAMPLE:

      9.5% - 30 Years     =    8.35% monthly constant made in advance
      11% - 20 years      =    10.26% monthly constant made in advance

           If Costs       =    $8.000,000.00

      Monthly Rent        =    $8,000,000.00 x .01026 = $82,080
      Mortgage            =    $8,000,000.00 x .00835 =  66,800

                               GUARANTEE CASH FLOW    = $15,280

4. Permanent Financing. Lessee and Lessor recognize and agree that if Lessee shall not fund a permanent loan ("Loan") to Lessor for an amount equal to Costs, as defined in Paragraph 6 hereof, amortized over 30 years at an interest rate of 9 1/2%, Lessor may obtain permanent financing for the Project from a source other than Lessee. In such event, the amount of such permanent financing may be less than the aggregate amount of the unamortized Costs. As such, additional financing of the Project may be necessary so that total financing shall equal the unamortized Costs. Any such additional financing may be secured or unsecured and long-term or short-term, provided all such financing shall be at the best lending rate available to Lessor. Any such financing and the terms and conditions thereof shall be subject to verification and approval by Lessee.

In the event Lessor obtains such additional financing of the Project in order to achieve financing in the aggregate amount of the Costs, Rent payable to Lessor pursuant to the Lease shall be determined with reference to a weighted average composite rate based on the lending rates approved by Lessee for all the financing for the Project plus the Guaranteed Cash Flow, provided the aggregate principal amount of such financing shall not exceed the unamortized Costs and the Guaranteed Cash Flow remains the same.

In the event Lessor is unable to obtain fixed rate financing for the entire term of the financings referenced above, notwithstanding the frequency upon which the interest rate (or other repayment mechanism) of such financing may be reviewed and revised by the lender, Rent may be reviewed and/or revised as frequently as any component of the weighted composite rate changes, but in no event more often than once in any 12-month period. It shall be the obligation of Lessor to document any changes in the Rent and to provide such documentation for Lessee's approval. Any adjustment as provided for in this Paragraph 4 will be made by lump sum payment to Lessor or credit to Lessee at the end of each 12 month period. Rent for the following 12 months will be based on actual rates at the beginning of the 12-month period . 5. Replacement Loan. At such time as the Replacement Loan, as defined in the Note of even date herewith made by Lessor to Lessee, shall be funded, the Rent payable to Lessor hereunder shall be adjusted such that the Rent shall be sufficient to service the Replacement Loan and still result in Lessor obtaining Lessor's Guaranteed Cash Flow hereunder. Lessor and Lessee shall promptly execute a new certificate setting forth the exact amount of the Rent. At the completion of the amortization of the Replacement Loan and the commencement of year 31 of the Lease term, monthly Rent shall be calculated as set forth in the example stated in Paragraph 2, plus any other increases provided for in the Lease.

6. Costs. As used herein, Costs (hereinafter "Costs") shall be limited to (i) the sum of the following amounts, fees, costs and expenses, reduced by (ii) $323, 847.42:

      (a) $5.00 per square foot of the Premises;

      (b) Interest on the difference ("Carry") between (i) the amount set forth in Paragraph 6(a) and (ii) $323,847.42, interest to be calculated as follows:

           A. Interest on the Carry shall be calculated for the period beginning May 1, 1982, and ending on the commencement of the Lease term.

           B. Interest on the Carry shall be calculated and compounded on a semi-annual basis until the initial funding ("Funding") of a loan ("Security Loan") made by Security Pacific National Bank ("Security") for the purpose of financing the construction of the Improvements. The interest rate for each 6-month period shall be the lesser of (i) the 6-month LIBOR rate (or the LIBOR rate for the period most nearly corresponding to any period of less than 6 months immediately preceding the commencement of the Lease term) obtainable by Security plus one percent (1%) or (ii) the prime rate announced by Security from time to time at its main San Francisco office ("Prime") plus one-half percent (1/2%). Interest on the Carry shall be calculated by Lessee prior to Funding, subject to Lessor's reasonable approval. After Funding, interest on the Carry shall be calculated at the rate actually paid to Security for that portion of the Security Loan equivalent to the Carry, compounded as charged by Security;

      (c) All payments to contractors performing construction work in connection with the Improvements;

      (d) Fees for building permits, licenses, inspection and any other fees imposed by governmental entities;

      (e) Fees of engineers, architects, attorneys (including fees payable to Lessor's counsel with respect to the opinion to be delivered to Lessee in connection with the funding of the Loan, as defined below, and fees payable to Lessee's counsel for which Lessee is reimbursed by Lessor), consultants and others providing professional services in connection with the construction of the Improvements and the Premises (hereinafter collectively called "Project"); costs of title insurance, escrow and recording fees, survey costs, revenue stamps, mortgage tax, if any, and such other incidental costs and fees which are directly related to the construction of the Improvements; provided, however, Costs shall not include expenses attributable to architects, engineers, consultants or other professionals retained by Lessor as part of Lessor's staff or administrative personnel;

      (f) Interest with respect to construction financing, whether advanced by Berg or Security, and lender's, finder's and broker's fees with respect to construction and permanent financing for the Project (interest to be calculated from the date of disbursement of Lessor's checks or, if no check is used, from the date Lessor's funds are otherwise expended by Lessor on construction costs, and in all other respects in accordance with Paragraph 6(b)B);

      (g) Real property taxes levied against the Project during the period the Improvements are being constructed;

      (h) Insurance premiums and completion, performance, labor and material payment bond premiums with respect to the Project;

      (i) Utility installation fees; and

      (j) An amount equal to 3-1/2% of the aggregate amounts of Sections 6(c) through 6(i), inclusive.

7. Litigation. Reference is made to Paragraph 6 of this Exhibit B, in which the term "Costs" is defined as certain fees, costs and expenses more particularly referenced in Subparagraphs 6(a) through 6(j), inclusive, reduced by $323,847.42.

Lessee and Lessor recognize that the $323,847.42 referenced in the determination of Costs is the subject of dispute between (i) Lessee and (ii) John A. Sobrato, Susan R. Sobrato, Robert M. Granum, II, and Kay Granum, Carl E. Berg, individually and as trustees, Mary Ann Berg, Clyde J. Berg, individually and as trustees, and Nancy Berg, individually and as trustee, (collectively "Sobrato") in connection with interpretation of the Option to Lease dated April 3, 1979, by and among Lessor, Sobrato and Lessee. Sobrato and Lessor have brought that certain suit No. 526891 ("Suite) in the Superior Court of the County of Santa Clara seeking the elimination of said $323,847.42 from the determination and definition of Costs so that Costs would not be reduced by said $323,847.42. In the event a final holding or determination of the court in such Suit (after the expiration of any applicable notice and appeal periods) shall require the elimination of said $323,847.42 from the determination of Costs, so that Costs would not be so reduced, the parties hereto agree that said $323,847.42 shall not be used in the determination of Costs, so that Costs shall not be reduced by said sum, and said sum shall not be used in the determination of Rent pursuant to this Lease. In such event, Lessee and Lessor hereby agree that interest ("Land Cost Interest") on $323,847.42, calculated for the same period and in the same manner as provided in Paragraph 6(b)A and 6(b)B, shall be included in Costs, and Rent shall be adjusted accordingly, retroactive to the commencement of the Lease term, plus interest on any Rent found to be due retroactively in accordance with this Paragraph, from the date such Rent would have been due under the Lease until paid, compounded monthly at Prime plus one percent. The sum of $323,847.42 plus Land Cost Interest shall be promptly disbursed by Lessee to Lessor as an additional advance under the Loan. In addition to the above payment which is an additional advance under the Loan, Lessee shall pay Lessor a lump sum payment of: (i) interest compounded monthly at Prime plus one percent calculated from the commencement of the Lease until settlement of the Suit or a final holding or determination of the court in such Suit (after the expiration of any applicable notice and appeal periods), (ii) interest compounded monthly at Prime plus one on the difference between Rent actually paid by Lessee and the adjusted Rent hereunder, and (iii) retroactive adjusted Rent not paid, all of which shall not be considered as an advance under the Loan.

Notwithstanding the foregoing, nothing herein shall constitute an admission by any party hereto as to the truth, adequacy or legal sufficiency of any merits or arguments in connection with any suit, action or proceeding brought in connection with the issues referenced herein and neither Lessee nor Lessor intend to prejudice any legal position of either party in connection with any suit, action or proceeding; but the parties intend to abide by a final determination (after the expiration of any applicable notice and appeal periods) of a court in such matter.

This Paragraph 7 is being written at the request of Lessor in order to clarify the intentions of the parties with respect to the Suit.

The parties agree that the Option to Lease referenced above shall continue in force and effect to the extent that it pertains to the Suit, but that otherwise as between Lessor and Lessee said Option to Lease is of no force or effect of any nature.

IN WITNESS WHEREOF, the parties hereto have executed this Exhibit B as of the 21st day of November 1993.

 "Landlord"
/s/ Carl E. Berg
Carl E. Berg, Trustee of the Berg Living Trust UTA /s/ Mary Ann Berg by Carl E. Berg her Attorney in Fact Mary Ann Berg, Trustee of the Berg Living Trust UTA /s/ Clyde Berg by Carl E. Berg his Attorney in Fact Clyde Berg, Trustee of the Clyde Berg Living Trust UTA /s/ Nancy Berg by Carl E. Berg her Attorney in Fact Nancy Berg, Trustee of the Clyde Berg Living Trust UTA /s/ Clyde Berg by Carl E. Berg his Attorney in Fact Clyde Berg, Trustee of the Carl Berg Child's Trust UTA

"Tenant"
AMDAHL CORPORATION

By /s/ E. S. Hartford
E. S. Hartford Director of Facilities

                               AMENDMENT TO LEASE
THIS AMENDMENT TO LEASE ("Amendment") is entered into this 17th day of May, 1989, by and between Berg & Berg Developers ("Landlord ") and AMDAHL CORPORATION. a Delaware corporation ("Tenant") THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

A. Landlord and Tenant entered into that certain lease ("Lease") dated April 3, 1979, pursuant to which Landlord agreed to lease to Tenant the building located at 2251 Lawson Lane, Santa Clara, CA ("Building") as more fully described in the Lease.

B. Landlord and Tenant now desire to modify the obligations of the Tenant found in the Lease regarding approval of alterations, as further described in the terms and conditions set forth in this Amendment. The capitalized terms used herein (unless otherwise defined herein) shall have the meanings set forth in the Lease.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Alterations. Notwithstanding anything to the contrary found in Section 5 of the Lease, Tenant need not obtain Landlord's consent to make non-structural alterations, additions or improvements which do not affect the Building's systems until the cost of any such alteration, addition or improvement made or proposed to be made by Tenant exceeds Fifty Thousand Dollars ($50,000.00) per alteration, addition or improvement.

2. Full Force and Effect. Except as amended hereby, the terms, covenants and conditions contained in the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

"Landlord":
Berg & Berg Developers

By: /s/ Carl E. Berg
It: General Partner

"Tenant":
AMDAHL CORPORATION
A Delaware Corporation

By: /s/ Bruce Eaton
Bruce Eaton, Manager
Corporate Real Estate

                               AMENDMENT TO LEASE
THIS AMENDMENT TO LEASE ("Amendment") is entered into this 17th day of May, 1989, by and between Berg & Berg Developers ("Landlord ") and AMDAHL CORPORATION. a Delaware corporation ("Tenant") THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

A. Landlord and Tenant entered into that certain lease ("Lease") dated April 3, 1979, pursuant to which Landlord agreed to lease to Tenant the building located at 3120 Scott Boulevard, Santa Clara, CA ("Building") as more fully described in the Lease.

B. Landlord and Tenant now desire to modify the obligations of the Tenant found in the Lease regarding approval of alterations, as further described in the terms and conditions set forth in this Amendment. The capitalized terms used herein (unless otherwise defined herein) shall have the meanings set forth in the Lease.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Alterations. Notwithstanding anything to the contrary found in Section 5 of the Lease, Tenant need not obtain Landlord's consent to make non-structural alterations, additions or improvements which do not affect the Building's systems until the cost of any such alteration, addition or improvement made or proposed to be made by Tenant exceeds Fifty Thousand Dollars ($50,000.00) per alteration, addition or improvement.

2. Full Force and Effect. Except as amended hereby, the terms, covenants and conditions contained in the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

"Landlord":
Berg & Berg Developers

By: /s/ Carl E. Berg
It: General Partner

"Tenant":
AMDAHL CORPORATION
A Delaware Corporation

By: /s/ Bruce Eaton
Bruce Eaton, Manager
Corporate Real Estate

AMDAHL CORPORATION
1250 EAST ARQUES AVENUE
SUNNYVALE, CALIFORNIA 94088-3470
PHONE: 408-746-6000
TWX 910-773-0833

March 18, 1997

Mr. John Sobrato
Sobrato-Berg Properties
2775 Middlefield Road
Palo Alto, CA 94306

Subject:   M-3 Lease Occupancy

Dear John:

The City of Sunnyvale approved building M-3 for occupancy on Thursday afternoon, March 10, 1977. Therefore, Amdahl Corporation will commence rent on Friday, March 11, 1977.

The first month's rent (March 11,1977 through April 10,1977) of $19,000 has been prepaid as a deposit at the time of lease negotiations in 1976. Next month's rent (April) will be prorated from April 11 through April 30, 1977. (19/30 of $19,000 = $12.033.33)

After all costs are finalized and all of the invoices paid, I will set up a meeting with you and Tom Lerone to make the adjustments for the final rental calculations as per lease agreement.

I trust this meets with your satisfaction.

Sincerely,
AMDAHL CORPORATION

/s/ Don L. Beck
Don L. Beck
Manager, Facilities

DLB:pk

700-51-77

cc:   T. Lerone
      S. Hose
      C. Madden
      M. DiIorio
      L. Chorney
      G. Kelsey

AMDAHL CORPORATION
1250 EAST ARQUES AVENUE
P.O. BOX 3470
SUNNYVALE, CALIFORNIA 94088-3470
PHONE: (408) 746-6000
FAX (408) 773-0833

November 2, 1993

Mr. Carl E. Berg
Berg & Berg Developers
10050 Bandley Drive
Cupertino, CA 95014

Re: 1230 E Arques Avenue, Sunnyvale

Dear Mr. Berg:

As referenced in our notice of October 21, 1993 (letter attached), Amdahl exercised it's option to renew and will continue in possession of said building for an additional five (5) years beginning March 1, 1994 and ending February 28, 1999.

As the wording in that letter was ambiguous as to the rental payments due, this letter will serve to clarify same. The current and continuing rent at the time of renewal will be $23,806.26 is month. According to paragraph 34 of the lease, the next rent increase will occur at the end of the current five year period under this lease, on March 12, 1997. At that time the rent will increase 7% to $25,472.70.

Please acknowledge receipt of this letter by signing one original copy and returning it to my attention. Thank you.

Sincerely,

/s/ Edward S. Hartford
Edward S. Hartford
Vice President
Corporate Facilities

Attachment

Acknowledge:

/s/ Carl E. Berg
Carl E. Berg
Berg & Berg Developers
Date 11/9/93